Exhibit 10.1

                         ALLSTATE LIFE INSURANCE COMPANY

                                FUNDING AGREEMENT

                                    FA-41092

ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance company ("Allstate Life"), agrees to establish a Funding Account as specified in this agreement (this "Agreement") for Allstate Life Global Funding, (the "Owner", which term shall include its permissible successors and assignees).

This Agreement is issued pursuant to an application (the "Application") by the Owner, a copy of which is attached to and made a part of this Agreement.

This Agreement is issued in and is subject to the laws of the State of Illinois.

This Agreement is executed by Allstate Life at its principal offices located at Northbrook, Illinois on April 12, 2006, to take effect as of such date (the "Effective Date").

1.   Deposit Amounts

     Allstate Life agrees to accept, and the Owner agrees to pay or cause to be paid to Allstate Life, on the Effective Date the amount (the "Deposit Amount") identified in the Funding Agreement Pricing Annex ("Annex") attached hereto.

2.   Funding Account

     Upon receipt of the Deposit Amount, Allstate Life will establish an account in the name of the Owner on its books and records (the "Funding Account") and credit such account with an amount equal to the Principal Amount (as identified in the Annex). Allstate Life is neither a trustee nor a fiduciary with respect to the Funding Account. All assets credited to the Funding Account shall be the exclusive property of Allstate Life and Allstate Life shall have the sole rights to control, manage and administer such assets. Allstate Life may commingle such assets with its other general account assets.

     Allstate Life shall calculate and credit interest to the Funding Account in accordance with the terms set forth in the Annex. At the end of any day, the balance of the Funding Account (the "Funding Account Balance") shall be equal to the Principal Amount, plus any accrued interest, less any amounts previously withdrawn pursuant to the terms hereof.

3.   Entire Agreement

     This Agreement (including the Annex) and the Application constitute the entire contract between Allstate Life and the Owner with respect to the subject matter hereof except for additional terms, if any, regarding any transfers or assignments hereof made in accordance with Section 5.

4.   Representations and Warranties

     Each party hereto represents and warrants to the other that as of the date hereof:

     (i) it has the power to enter into this Agreement and to consummate the transactions contemplated hereby;

     (ii) this Agreement has been duly authorized, executed and delivered by the representing party;

     (iii) assuming the due authorization, execution and delivery of this Agreement by the other party, this Agreement constitutes a legal, valid and binding obligation of the representing party; and

     (iv) this Agreement is enforceable in accordance with the terms hereof, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and subject as to enforceability to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

     It is understood and agreed that Allstate Life makes no representation or warranty as to:

     (i)  the eligibility of the Owner to enter into or own this Agreement;

     (ii) any other matter regarding the Owner or any depositor, trustor, agent or holder of any interest, instrument or security of the Owner; or

     (iii) whether any payment made under this Agreement will be subject to withholding, deduction or reduction as a result of any tax or similar law or regulation.

     In performing its obligations hereunder, Allstate Life is not acting as a fiduciary, agent or other representative of the Owner or anyone else. All representations and warranties made by the Owner and Allstate Life in this Agreement shall be considered to have been relied upon by the other and shall survive the execution hereof.

5.   Assignment of Agreement

     This Agreement may not be transferred or assigned by the Owner without the express written consent of Allstate Life. Allstate Life shall maintain a record of the ownership of this Agreement as part of its books and records. Notwithstanding anything in this Agreement to the contrary, no transfer or assignment of an interest in this Agreement or any right to receive payments under this Agreement shall be effective until Allstate Life shall have affirmed in writing to the new Owner or a financial institution holding this Agreement on behalf of the new Owner that it has changed its books and records to reflect such transfer or assignment of an interest in this Agreement or any right to receive payments hereunder. Allstate Life covenants, and the Owner agrees, that Allstate Life will effect all transfers and assignments of this Agreement only through a book entry system maintained by Allstate Life within the meaning of Treasury Regulation Section 1.871-14 (c)(1)(i).

6.   Tax Treatment

     Allstate Life and the Owner agree that this Agreement shall be disregarded for United States federal income tax purposes. Allstate Life and the Owner further agree that if this Agreement is not so disregarded, it will and is intended to be treated as a debt obligation of Allstate Life issued in registered form within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i).

7.   Notice Required

     Any notice, directive, certificate or other writing required by the provisions of this Agreement to be delivered to Allstate Life shall be delivered in writing by prepaid first class mail or courier or facsimile transmission to its principal office at Allstate Life Insurance Company, 3100 Sanders Road, Northbrook, Illinois 60062 Attn: J2A. Any notice, directive, certificate or other writing required under this Agreement to be delivered to the Owner shall be delivered in writing by prepaid first class mail or courier or facsimile transmission to the Owner at its principal place of business. Unless otherwise specified in this Agreement, any notice is effective when received.

8.   Authority to Bind Allstate Life

     No agent has authority to change, modify or add to this Agreement or to waive any of its provisions. No change, modification, addition to, or waiver of any provision of this Agreement shall be valid as against Allstate Life unless evidenced by written modification or amendment hereto signed on behalf of Allstate Life by the President and Secretary of Allstate Life.

9.   Amendment and Modification

     This Agreement may be amended or modified with respect to any provision at any time and from time to time by written agreement between the Owner and Allstate Life. No such amendment or modification shall require the consent of any other person.

10.  Payments to the Owner

     Allstate Life shall withdraw from the Funding Account and pay to or at the direction of the Owner amounts in accordance with the terms set forth in the Annex hereto.

     All payments made by Allstate Life to the Owner hereunder shall be paid in cash, in same-day, freely transferable funds on the date of payment to such account as has been specified for such purpose in writing by the Owner to Allstate Life.

11.  Additional Amounts.

     (i) All payments due to be made by Allstate Life to the Owner under the terms of this Agreement will be made without any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax, unless such withholding or deduction is required by law.

12.  Termination of Agreement

     (a) This Agreement shall terminate and cease to be of any further force or effect at the close of the first day upon which Allstate Life and the Owner have completed all of the duties and obligations which have arisen under this Agreement.

     (b) Each of the following events shall constitute an "Event of Default" under this Agreement:

          (i) default in the payment when due and payable of any Principal Amount; or

          (ii) default in the payment of any interest accrued with respect to the Funding Account Balance pursuant to the provisions of this Agreement when such amounts become due and payable, and continuance of such default for a period of five Business Days; or

          (iii) Allstate Life fails, is unable, or Allstate Life admits in writing its inability, generally to pay its debts as such debts become due; or the Board of Directors of Allstate Life adopts any action to approve or for the purpose of effecting any of the actions referred to in this paragraph (iii); or

          (iv) default in the performance or breach of any one or more of the other covenants of Allstate Life herein, and continuance of such default or breach for a period of 45 days after there has been given notice thereof to Allstate Life; or

          (v) a court having jurisdiction in the premises has entered a decree or order for relief in respect of Allstate Life in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect of the United States of America or any other applicable jurisdiction which decree or order is not stayed; or any other similar relief has been granted under any applicable law; or

          (vi) an insolvency case has been commenced against Allstate Life under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the United States of America or any other applicable jurisdiction and such case shall not have been dismissed or stayed, in each case within 45 days, or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, rehabilitator, conservator, sequestrator, trustee, custodian or other officer having similar powers over Allstate Life, or over all or a substantial part of its property, has been entered; or there has occurred the involuntary appointment of an interim receiver, trustee or other custodian of Allstate Life, for all or a substantial part of its property; or a court having jurisdiction in the premises has entered a decree or order declaring the dissolution of Allstate Life; or a warrant of attachment, execution or similar process has been issued against any substantial part of the property of Allstate Life; or

          (vii) the Director of the Illinois Department of Insurance or any other insurance supervisor having jurisdiction over Allstate Life shall have issued any order under the Illinois Insurance Code or other applicable insurance law to rehabilitate, liquidate, or conserve the assets of, or take other similar action with respect to, Allstate Life; or

          (viii) Allstate Life commences a voluntary case or other proceeding seeking liquidation, dissolution, reorganization or other relief with respect to itself or its debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the United States of America (or any state thereof) or any other applicable jurisdiction, or seeking the appointment of a receiver, liquidator, rehabilitator, sequestrator, conservator or other similar officer of Allstate Life or any substantial part of its property, or consents to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Allstate Life makes any general assignment for the benefit of creditors.

     If one or more Events of Default shall have occurred and be continuing (other than an Event of Default specified in any of clause (iii) through (viii) above), the Owner may, by written notice to Allstate Life, declare the Funding Account Balance to be due and payable and such amounts shall become due and payable on the date the written declaration is given to Allstate Life; provided that if an Event of Default specified in any of clauses (iii) through (viii) above occurs, the Funding Account Balance will be automatically and immediately due and payable without any declaration or other act on the part of the Owner; provided that, without affecting the obligation of Allstate Life to repay such amounts, no such repayment shall be made in preference to other policyholders of Allstate Life.

     Allstate Life will forthwith notify the Owner of the occurrence of any Event of Default.

     Upon the payment to the Owner of the Funding Account Balance, this Agreement shall terminate.

13.  Supplemental Agreements

     Within six months of the date of issue of this Agreement, Allstate Life may issue to the initial Owner of this Agreement one or more additional funding agreements and may provide in any such additional funding agreement that such additional funding agreement shall constitute part of the same obligation of Allstate Life as this Agreement (any such additional funding agreement, a "Supplemental Agreement"), and such Supplemental Agreement shall be subject to the same terms and conditions as this Agreement (including those set forth in the Funding Agreement Pricing Annex), except that the Effective Date, the Deposit Amount, the Principal Amount and the amount of the first interest payment, if any, may be different with respect to such Supplemental Agreement; provided that the issuance of such Supplemental Agreement will satisfy the conditions of Treasury Regulation
     Section 1.1275-2(k)(2)(ii) and will constitute a "Qualified Reopening" under Treasury Regulation Section 1.1275-2(k)(3)(ii) without regard to subparagraph (A) thereof.

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ALLSTATE LIFE GLOBAL FUNDING*                              ALLSTATE LIFE INSURANCE COMPANY

Charisse L. Rodgers                                        /s/ Casey J. Sylla

-------------------------------------------------          ---------------------------------------------------------
                     Owner                                                      Casey J. Sylla
                                                                                  President
*By: Wilmington Trust Company, not in its
individual capacity but solely as
Delaware Trustee and, as such, the agreements,
representations and warranties
made by the Owner hereunder shall be binding
only upon the Owner and Wilmington
Trust Company shall incur no personal liability
in connection with any
such agreements, representations or warranties
of the Owner.

/s/ Charisse L. Rodgers                                          /s/ Michael J. Velotta
-------------------------------------------------          ---------------------------------------------------------
                   Signature                                                  Michael J. Velotta
                                                             Senior Vice President, General Counsel and Secretary
Vice President
-------------------------------------------------
                     Title
                                                           This Agreement is executed on behalf of Allstate Life
                                                           Insurance Company at Northbrook, Illinois.
April 12, 2006
-------------------------------------------------
                      Date
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


                         ALLSTATE LIFE INSURANCE COMPANY

                         FUNDING AGREEMENT PRICING ANNEX

               THE SPECIFICATIONS HEREIN APPLY ONLY TO THIS ANNEX:


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Owner of Funding Agreement:               Allstate Life Global Funding, its Successors or Assignees
Agreement No.:                            FA-41092
Effective Date:                           April 12, 2006
Agreement Period:                          This  Agreement  shall be in effect from the  Effective  Date until the Initial  Maturity  Date (as defined  below),  or, if such day is not a Business Day, the immediately  preceding  Business Day, unless such  date is  extended  with  respect  to all or a  portion  of the
                                          Principal Amount on the initial Funding Agreement  Election Date (as defined below) in accordance  with the procedures  described  below.
                                          In no event will the maturity of this  Agreement be extended  beyond the Maturity Date (as defined below).


                                           During the notice period for each Funding Agreement Election Date (as defined below), the Owner may elect to extend the maturity of this Agreement with respect to all or any portion of  the Principal Amount equal to $1,000 and integral multiples of $1,000 in excess thereof so that the maturity of this Agreement with respect to the entire Principal Amount or such portion thereof will be extended to the date occurring 366 calendar days from, and including, the 4th day of the month immediately following such
                                          Funding Agreement Election Date. However, if that 366th calendar day is not a Business Day, the maturity of this Agreement with respect to the entire Principal Amount or such  portion thereof will be extended to the immediately preceding Business Day.

                                          To make the Owner's election effective on any Funding Agreement Election
                                          Date, the Owner must deliver to  Allstate Life a notice of election
                                          (each, a "Funding Agreement Election Notice") during the notice period for that Funding Agreement Election Date. The notice period for each Funding
                                          Agreement Election Date will begin on the fifth Business Day prior to the
                                          Funding Agreement Election Date and end on the Funding Agreement Election
                                          Date; provided, however, that if the Funding Agreement Election Date is not a Business Day, the notice period will be extended to the next day that is a
                                          Business Day. The Owner's Funding Agreement Election Notice must be delivered to Allstate Life no later than 6:00 p.m., New York City time, on the Funding Agreement Election Date. Upon delivery to Allstate Life of a
                                          Funding Agreement Election Notice to extend the maturity of this Agreement with respect to all or any portion of the Principal Amount equal to $1,000 and integral multiples of $1,000 in excess thereof during a notice period, that election will be revocable during each day of such notice period, until
                                          12:00 p.m., New York City time, on the last Business Day in such notice period, at which time such Funding  Agreement Election Notice will become irrevocable.

                                          If the Owner of this Agreement does not make an election to extend the maturity of this Agreement with respect to all or any portion of the
                                          Principal Amount equal to $1,000 or any multiple of $1,000 in excess thereof during the notice period for any Funding Agreement Election Date, the Principal Amount or any portion thereof equal to $1,000 or any multiple of $1,000 in excess thereof for which the Owner has failed to make such an election will become due and  payable on the date that is 366 calendar days from, and including, such Funding Agreement Election Date or, if such 366th calendar day is not a Business Day, the immediately preceding Business Day.

                                          The "Initial Maturity Date" of this  Agreement will be May 4, 2007, or, if such day is not a Business Day, the immediately preceding Business Day.

                                          The "Maturity Date" of this Agreement will be May 4, 2011, or, if such day is not a Business Day, the immediately preceding Business Day.

                                          The "Funding Agreement Election Dates" will be the 4th calendar day of each month from, and including, May 4th, 2006 to, and including, April 4, 2010, whether or not any such day is a Business Day.


Deposit Amount:                           $750,000,000
Net Deposit Amount:                       $748,875,000
Currency:                                 U.S. Dollars
Business                                  Day: Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to  close in New York, New York and
                                          London.
Business Day Convention:                  Unless otherwise specified in this Agreement, Modified Following
                                          Business Day Convention.
                                          "Modified Following Business Day Convention" means that, if a relevant payment date is a day that is not a Business Day, such date shall be postponed to the first following day that is a
                                          Business Day unless that day falls in the next calendar month, in which case that date will be the first preceding day that is a
                                          Business Day.


Interest Rate:                            4.82% for the initial Interest Period (as defined below) beginning on the Effective Date. The Interest Rate shall be reset by Allstate
                                          Life on each Interest Reset Date after the Effective Date to equal the one-month U.S. Dollar London Interbank Offered Rate ("LIBOR")
                                          increased by the applicable spread for Interest Reset Dates occurring during the indicated period as set forth in the table below.
                                          LIBOR shall be determined with reference to the LIBOR Page (defined below) at 11:00 AM London time on the date that is two London Banking Days prior to the date such rate is to be  reset.

                                          If no rate appears on the particular interest determination date on the
                                          LIBOR Page, LIBOR shall be the rate calculated by the Calculation Agent as the arithmetic mean of at least two  offered quotations obtained by the
                                          Calculation Agent after requesting the principal London offices of each of four major reference banks in the London interbank market to provide the
                                          Calculation Agent with its offered quotation for deposits in U.S. Dollars for the period of one month, commencing on the related Interest
                                          Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that interest determination date and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time.

                                          If fewer than two offered quotations referred to in the immediately preceding paragraph are provided as  requested, LIBOR shall be the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the City of New York, on the particular interest determination date by three major banks in the City of
                                          New York selected by the Calculation Agent for loans in U.S. Dollars to leading European banks, for the period of one month and in a principal amount that is representative for a single transaction in U.S. Dollars in that market at that time. If the banks so selected by the Calculation Agent are not quoting as mentioned in the  immediately preceding paragraph, LIBOR shall be, LIBOR in effect on the particular interest determination date; provided that if no LIBOR is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the initial interest rate.


                                          For Interest Reset Dates occurring:                                      Spread:

                                          From, and including, the Issue Date to but excluding May 4, 2007       Minus 0.02%

                                          From, and including, May 4, 2007 to but excluding May 4, 2008          Plus 0.00%

                                          From, and including, May 4, 2008 to but excluding May 4, 2009          Plus 0.02%

                                          From, and including, May 4, 2009 to but excluding May 4, 2010          Plus 0.03%

                                          From, and including, May 4, 2010 to but excluding May 4, 2011          Plus 0.03%



                                          "Interest Period" means each successive period beginning on, and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date; provided that the initial Interest
                                          Period will be the period from, and  including, the Effective Date to, but excluding, the first Interest Reset Date; provided, further, that the final Interest Period for any portion  of the Principal Amount maturing on or prior to the Maturity Date will be the period from, and including, the
                                          Interest Reset Date in the month immediately preceding the applicable maturity date of such portion of the Principal Amount to but excluding, the applicable maturity date of such portion of the Principal Amount.

                                          "Interest" shall be earned daily at the Interest Rate and calculated using the formula as provided below. The current balance of the Principal
                                          Amount in the Funding Account Balance shall earn Interest from the date the
                                          Deposit Amount is received by Allstate Life up to, but not including, the date the Funding Account Balance is scheduled to be paid to the Owner.
                                          Interest for each Interest Period shall be calculated as, (a)*(b)*(c), where: (a) equals the current balance of the Principal Amount in the Funding
                                          Account Balance, (b) equals the Interest Rate, and (c) equals the actual number of days in the Interest Period divided by 360 ("Actual/360")

                                          "Interest Reset Date" will be the 4th of each month, commencing May 4, 2006 to, but excluding the Maturity Date.

                                          The "LIBOR Page" is LIBOR Moneyline Telerate Page 3750.

                                          "London Banking Day" means a day, other than a Saturday or Sunday, on which commercial banks and foreign exchange markets settle payments in
                                          LIBOR currency in London.

                                          "Interest Payment Date(s)" The 4th of each month, commencing on May 4, 2006;
                                          provided that if any Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the immediately succeeding Business Day, except that, if such Business Day is in the succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. However, this convention will not extend beyond any Maturity Date. The final Interest Payment Date for the
                                          Funding Agreement, or any portion of the Funding Agreement maturing prior to the Maturity Date, will be the relevant maturity date and interest for the final Interest Period will accrue from and including the Interest
                                          Payment Date immediately preceding such maturity date to but excluding the relevant Maturity Date.

                                          "Note" means any note of indebtedness issued by the Owner and secured by this Agreement.

Additional/Other Terms, if any:           See Additional Provisions Relating to the Funding Agreement
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             ADDITIONAL PROVISIONS RELATING TO THE FUNDING AGREEMENT

         "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York, New York and London.

         If, with respect to any Funding Agreement Election Date, the Owner does not make an election to extend the maturity of the Funding Agreement with respect to all or any portion of the principal amount equal to $1,000 or any multiple of $1,000 in excess thereof, Allstate Life may, at its option, redeem all or any portion of the principal amount equal to $1,000 or any multiple of $1,000 in excess thereof for which the Owner has failed to make such an election on each Interest Payment Date under the Funding Agreement in respect of any such amount other than the Maturity Date applicable thereto (each, a "Funding Agreement Contingent Redemption Date") together with any unpaid interest accrued thereon up to but excluding the applicable Funding Agreement Contingent Redemption Date.

         Allstate Life shall give a written notice of prepayment to the Owner not more than 20 days nor less than 15 days prior to the Funding Agreement Contingent Redemption Date.

                         ALLSTATE LIFE INSURANCE COMPANY

                                   APPLICATION

Application is hereby made to Allstate Life Insurance Company by Allstate Life Global Funding for a Funding Agreement containing the terms set forth in the Annex attached to this Application.

This Application is executed in duplicate, one counterpart being retained by applicant and the other returned to Allstate Life Insurance Company.

It is agreed that this Application supersedes any previous application for a Funding Agreement on substantially similar terms as contained in the Annex attached to this Application.

Dated this 12th day of April, 2006.


                          Allstate Life Global Funding*
                            (Full Name of Applicant)

*By: Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee and, as such, the agreements, representations and warranties made by the Owner hereunder shall be binding only upon the Owner and Wilmington Trust Company shall incur no personal liability in connection with any such agreements, representations or warranties of the Owner.



By: /s/ Charisse L. Rodgers
    -------------------------------


Exhibit 10.2


                                  SECURITY FOR
       FUNDING NOTE RELATED TO SECURED MEDIUM TERM NOTES ISSUES UNDER THE
                        SECURED MEDIUM TERM NOTES PROGRAM


                                FACE OF SECURITY


                                                           CUSIP No.: 02003MAR5


                          ALLSTATE LIFE GLOBAL FUNDING

                                  FUNDING NOTE

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Title of Funding Note: $750,000,000 Extendible
Floating Rate Funding Note due 2011                     Stated Maturity Date:
                                                                Initial Maturity Date: May 4, 2007, or if such
                                                                day is not a Business Day, the immediately
                                                                preceding Business Day
Principal Amount: $ 750,000,000                                 Final Maturity Date: May 4, 2011, or if such day
         (or principal amount of foreign or composite           is not a Business Day, the immediately preceding
         currency)                                              Business Day
Original Issue Date:  April 12, 2006
Issue Price: 100.00%
                                                        Securities Exchange Listing: [   ] Yes  [v ] No. If yes,
Interest Rate or Formula:  See below.                            indicate name(s) of Securities Exchange(s):
Fixed Rate Note: [   ] Yes [v ] No.  If yes,            Floating Rate Note: [v ] Yes [   ] No. If yes,
         Interest Rate:                                          Regular Floating Rate Note: [v ]
         Interest Payment Dates:                                 Floating Rate/Fixed Rate Note: [   ]
         Day Count Convention:                                   Inverse Floating Rate Note: [   ]
         Additional/Other Terms:                                 Interest Rate:
Amortizing Note: [   ] Yes [v ] No. If yes,                      Interest Rate Basis(es):
         Amortization Schedule:                                          CD Rate [   ]
         Additional/Other Terms:                                         CMT Rate [   ]
Discount Note: [   ] Yes [v ] No. If yes,                                Commercial Paper Rate [   ]
         Total Amount of Discount:                                       Constant Maturity Swap Rate [   ]
                                                                         Eleventh District Cost of Funds Rate [
         Initial Accrual Period of Discount:                             ]
         Interest Payment Dates:                                         Federal Funds Open Rate [   ]
         Additional/Other Terms:                                         Federal Funds Rate [   ]
Redemption Provisions: [v ] Yes [  ] No. If yes,                         LIBOR [v ]
         Initial Redemption Date:                                        EURIBOR [   ]
         Initial Redemption Percentage:                                  Prime Rate [   ]
         Annual Redemption Percentage Reduction,                         Treasury Rate [   ]
                  if any:                                                If LIBOR:
              Additional/Other Terms: See Exhibit B
         ("Short Term Note Certificate") attached
         hereto                                                                 LIBOR Page: 3750
                                                                              [v ] LIBOR Moneyline Telerate:
Repayment Provisions: [   ] Yes [v ] No. If yes,                              [   ] LIBOR Reuters:
         Optional Repayment Date(s):                                          LIBOR Currency: U.S. Dollars
         Optional Repayment Price:                                       If CMT Rate:
                                                                              Designated CMT MoneylineTelerate
         Additional/Other Terms:                                                  Page:
Regular Interest Record Date(s): 15 calendar days                                 If CMT MoneylineTelerate Page
prior to each Interest Payment Date                                                   7052:
Sinking Fund, if any:  Not applicable                                             [   ] Weekly Average
Specified Currency: U.S. Dollars.                                                 [   ] Monthly Average
Exchange Rate Agent:  Not applicable.                                    Designated CMT Maturity Index:
Funding Note Calculation Agent:  J.P. Morgan Trust
Company, National Association                                    Index Maturity: One month
Authorized Denominations:  $1,000                                Spread (+/-), if any:  The table below indicates
                                                                 the applicable Spread for the Interest Reset
                                                                 Dates occurring during each of the indicated
                                                                 periods.
Collateral: The right, title and interest of the Trust           For Interest Reset Dates         Spread:
in and to:                                                       occurring:
 (i) Allstate Life Insurance Company
Funding Agreement No(s). FA - 41092; (ii)                        From, and including, the Issue
all proceeds in respect of such Funding                          Date to but excluding May 4,
Agreement(s); and (iii) all books and                            2007                             Minus 0.02%
records (including, without limitation,                          From, and including, May 4,
computer programs, printouts, and other                          2007 to but excluding May 4,
computer materials and files) pertaining                         2008                             Plus 0.00%
to such Funding Agreement(s).                                    From, and including, May 4,
                                                                 2008 to but excluding May 4,
                                                                 2009                             Plus 0.02%
                                                                 From, and including, May 4,
                                                                 2009 to but excluding May 4,
                                                                 2010                             Plus 0.03%
                                                                 From, and including, May 4,
                                                                 2010 to but excluding May 4,
                                                                 2011                             Plus 0.03%
Additional Amounts to be Paid for Withholding Tax:               Spread Multiplier, if any: Not Applicable

     [   ] Yes [v ] No                                           Initial Interest Rate, if any: 4.82% For the
                                                                 initial Interest Period beginning on the
                                                                 Original Issue Date. The Interest Rate shall be
                                                                 reset by the Funding Note Calculation Agent on
                                                                 each Interest Reset Date after the original
                                                                 Issue Date to equal the one-month LIBOR
                                                                 increased by the applicable spread for Interest
                                                                 Reset Dates occurring during the indicated
                                                                 period as set forth in the table above. LIBOR
                                                                 shall be determined with respect to the LIBOR
                                                                 Page identified above at 11:00 AM London Time on
                                                                 the date that is two London Banking Days prior
                                                                 to the date such rate is to be reset.
                                                                 Initial Interest Reset Date: May 4, 2006
                                                                 Interest Reset Dates: The 4th of each month;
                                                                 provided that if any Interest Reset Date would
                                                                 otherwise be a day that is not a Business Day,
                                                                 such Interest Reset Date shall be the
                                                                 immediately succeeding Business Day, except
                                                                 that, if such Business Day is in the succeeding
                                                                 calendar month, such Interest Reset Date shall
                                                                 be the immediately preceding Business Day.
                                                                 However, this convention will not extend beyond
                                                                 any Final Maturity Date.

                                                                 Business Day: Any day, other than a Saturday
                                                                 or Sunday, that is neither a legal holiday nor a day on
                                                                 which   commercial bank are authorized or required by
                                                                 law, regulation or executive order to close in New York,
                                                                 New York and London.

                                                                 Interest Determination Date(s): The second London banking day preceding the related Interest Reset Date

                                                                 Interest Payment Dates: The 4th of each month, commencing on
                                                                 May 4, 2006  provided that if any Interest Payment Date
                                                                 would otherwise  be a day that is not a Business Day,
                                                                 such Interest Payment Date shall be the immediately succeeding
                                                                 Business Day,  except that, if such Business Day is in
                                                                 the succeeding calendar month, such Interest Payment Date
                                                                 shall be the immediately preceding Business Day. However, this convention will not extend beyond any Final Maturity
                                                                 Date. The final Interest Payment Date for the Funding
                                                                 Note, or any portion of the Funding Note maturing prior
                                                                 to the Final  Maturity Date, will be the relevant
                                                                 maturity date and interest for the final Interest Period
                                                                 will accrue from and  including the Interest Payment Date
                                                                 immediately preceding such maturity date to but excluding the relevant maturity date.
                                                                 Maximum  Interest Rate, if any: Not Applicable
                                                                 Minimum Interest Rate, if any: Not Applicable
                                                                 Fixed Rate Commencement Date, if any: Not Applicable
                                                                 Floating   Interest Rate, if any: Not Applicable
                                                                 Fixed Interest  Rate, if any: Not Applicable
                                                                 Day Count Convention: As specified on the reverse hereof


      Additional/Other Terms:
         This Funding Note will mature on the Initial Maturity Date, unless the maturity of all or any portion of the Principal Amount of this Funding Note is extended in accordance with the procedures described below. In no event will the maturity of this Funding Note be extended beyond the Final Maturity Date.

         During the notice period for each Election Date (as defined below), the Holder may elect to extend the maturity of all or any portion of the Principal Amount equal to $1,000 and integral multiples of $1,000 in excess thereof so that the maturity of this Funding Note with respect to the entire Principal Amount or such portion thereof will be extended to the date occurring 366 calendar days from, and including, the 4th day of the month immediately following such Election Date. However, if that 366th calendar day is not a Business Day, the maturity of this Funding Note with respect to the entire Principal Amount or such portion thereof will be extended to the immediately preceding Business Day. The Election Dates will be the 4th calendar day of each month from, and including, May 4, 2006 to, and including, April 4, 2010, whether or not any such day is a Business Day (each such day, an "Election Date").

         To make an election effective on any Election Date, the Holder must deliver to J.P. Morgan Trust Company, National Association, the Paying Agent for the Funding Note, through the normal clearing system channels described in more detail below, a notice of election substantially in the form attached hereto as Exhibit A (each, an "Election Notice") during the notice period for that Election Date duly completed and, in the event of an election to extend the maturity of only a portion of the Principal Amount of this Funding Note, this Funding Note. The notice period for each Election Date will begin on the fifth Business Day prior to the Election Date and end on the Election Date; provided, however, that if the Election Date is not a Business Day, the notice period will be extended to the next day that is a Business Day. The Election Notice must be delivered to the Paying Agent no later than 12:00 p.m., New York City time, on the Election Date. Upon delivery to the Paying Agent of an Election Notice to extend the maturity of the Funding Note with respect to all or any portion of the Principal Amount equal to $1,000 and integral multiples of $1,000 in excess thereof during a notice period, that election will be revocable during each day of such notice period, until 12:00 p.m., New York City time, on the last Business Day in such notice period, at which time such Election Notice will become irrevocable.

         The Funding Note is issued in registered global form and remains on deposit with DTC, the depositary for the Funding Note. Therefore, the Holder must exercise the option to extend the maturity of this Funding Note through the depositary. To ensure that the depositary receives timely notice of the Holder's election to extend the maturity of all or a portion of this Funding Note, so that it can deliver notice of the Holder's election to the Paying Agent prior to the close of business in New York City on the last Business Day in the notice period, the Holder must instruct the direct or indirect participant through which it holds an interest in this Funding Note in accordance with the then applicable operating procedures of the depositary.

         The depositary must receive any notice of election from its participants no later than 12:00 noon (New York City time) on the last Business Day in the notice period for the depositary to deliver timely notice of the Holder's election to the Paying Agent.

         If the Holder does not make an election to extend the maturity of this Funding Note with respect to all or any portion of the Principal Amount equal to $1,000 or any multiple of $1,000 in excess thereof during the notice period for any Election Date, the Principal Amount or any portion thereof equal to $1,000 or any multiple of $1,000 in excess thereof for which the Holder has failed to make such an election will become due and payable on the date that is 366 calendar days from, and including, such Election Date or, if such 366th calendar day is not a Business Day, the immediately preceding Business Day. The principal amount of this Funding Note for which such election is not exercised will be represented by a new Funding Note Certificate in the form attached hereto as Exhibit B (each, a "Short-Term Funding Note Certificate") issued as of such Election Date and Schedule A hereto shall be annotated as of such Election Date to reflect the corresponding decrease in the Principal Amount hereof. Each Short-Term Funding Note so issued will have the same terms as this Funding Note, except that it will not be extendible, will have a separate CUSIP number, its maturity date will be the date that is 366 calendar days from, and including, such Election Date or, if such 366th calendar day is not a Business Day, the immediately preceding Business Day and will be subject to Contingent Redemption as described therein. The Spread applicable to the Short-Term Funding Note shall be the Spread applicable to this Funding Note for the period ending on the Stated Maturity Date of the Short-Term Funding Note. The failure to elect to extend the maturity of all or any portion of this Funding Note will be irrevocable and will be binding upon any subsequent holder of this Funding Note.

         This Funding Note shall be deemed cancelled as to any portion hereof for which a duly completed Election Notice and, if applicable, this Funding Note is not delivered to the Paying Agent during the notice period for any Election Date.

--------------------------------------------------------------------------------





         This note certificate (the "Funding Note Certificate") represents a duly authorized funding note (the "Funding Note") of Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("Global Funding"). The Funding Note is being issued in connection with the issuance and sale by the trust specified above (the "Trust") of the trust notes identified on Annex A to that certain series instrument to which Global Funding and the Trust are parties (the "Series Instrument") (the "Trust Notes"). The Funding Note is being issued under the Funding Note Indenture, effective as of the date hereof (as amended or supplemented from time to time, the "Funding Note Indenture") among Global Funding and the other persons specified therein. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed in the Standard Funding Note Indenture Terms, which are incorporated by reference in and form a part of the Funding Note Indenture (as amended or supplemented from time to time, the "Standard Funding Note Indenture Terms").

         Subject to the immediately following paragraph, Global Funding, for value received, hereby promises to pay to the Holder or Holders of the Funding Note on the Maturity Date (as defined below) (or on the date of redemption or repayment by Global Funding) the principal amount of the Funding Note and, if so specified above, to pay interest from time to time on the Funding Note from the Original Issue Date specified above (the "Original Issue Date") or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal of the Funding Note is paid or made available for payment and to pay such other amounts due and owing with respect to the Funding Note.

         This Funding Note Certificate shall be surrendered for cancellation by or on behalf of the Trust, and shall be cancelled by the Funding Note Indenture Trustee, immediately upon the assignment by Global Funding to, or as directed by, the Trust of each funding agreement identified on Exhibit A to the Closing Instrument (each, a "Funding Agreement") in accordance with the terms of the Funding Note and the Coordination Agreement, and such cancellation shall operate as a redemption and satisfaction of the Funding Note.

         On any exchange or purchase and cancellation of the Funding Note, details of such exchange or purchase and cancellation shall be entered in the records of Global Funding. Upon any such exchange or purchase and cancellation, the principal amount of the Funding Note shall be charged by the principal amount so exchanged or purchased and cancelled, as provided in the Standard Funding Note Indenture Terms.

         Unless otherwise set forth above, if the Funding Note is subject to an Annual Redemption Percentage Reduction as specified above, the Redemption Price of the portion of the Funding Note represented by this Funding Note Certificate shall initially be the Initial Redemption Percentage of the principal amount of the portion of the Funding Note represented by this Funding Note Certificate on the Initial Redemption Date and shall decline at each anniversary of the Initial Redemption Date (each such date, a "Redemption Date") by the Annual Redemption Percentage Reduction of such principal amount until the Redemption Price is 100% of such principal amount.

         The Funding Note will mature on the earlier of the Initial Maturity Date or the Final Maturity Date (as defined in the Trust Notes) of the Trust Notes (the "Trust Notes Maturity Date"), unless its principal (or, any installment of its principal) becomes due and payable prior to any such date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption at the option of Global Funding, notice of the Holder's option to elect repayment or otherwise (the Initial Maturity Date or the Maturity Date, the Trust Notes Maturity Date or any date prior to any such date on which the Funding Note becomes due and payable, as the case may be, are referred to as the "Maturity Date" with respect to principal of the Funding Note repayable on such date).

         Unless otherwise provided above and except as provided in the following paragraph, Global Funding will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date next succeeding the Original Issue Date, and on the Maturity Date; provided that any payment of principal, premium, if any, interest or other amounts to be made in accordance with the provisions set forth on the reverse hereof.

         Unless otherwise specified above, the interest payable on each Interest Payment Date, the Initial Maturity Date or on the Final Maturity Date will be the amount equal to the interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or from and including the date of issue, if no interest has been paid, to but excluding the applicable Interest Payment Date, the Initial Maturity Date or the Final Maturity Date, as the case may be (each, an "Interest Period").

         Reference is hereby made to the further provisions of the Funding Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall for all purposes have the same force and effect as if set forth on the face hereof.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to the Funding Note as specified above, the Funding Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

         The Funding Note or the portion thereof represented by this Funding Note Certificate shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Funding
Note Indenture Trustee pursuant to the Funding Note Indenture.

         IN WITNESS WHEREOF, Global Funding has caused this instrument to be duly executed on its behalf.


Dated: Original Issue Date                                   ALLSTATE LIFE GLOBAL FUNDING,
                                                             as Issuer


                                                             By:   /s/ Charisse L. Rodgers
                                                                  ------------------------------------------------------
                                                                  Name: Charisse L. Rodgers
                                                                  Title: Vice President



                          CERTIFICATE OF AUTHENTICATION

         This Funding Note Certificate is one of the Funding Note Certificates representing the Funding Note described in the within-mentioned Funding Note
Indenture.


Dated: Original Issue Date                                   J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
                                                             as Funding Note Indenture Trustee


                                                             By:   /s/ Janice Ott Rotunno
                                                                  -------------------------------------------------------
                                                                  Authorized Signatory

                         REVERSE OF DEFINITIVE SECURITY

SECTION 1. General. This Funding Note is being issued pursuant to the Funding
Note Indenture in connection with the issuance and sale by the Trust of the Trust Notes. The Funding Note shall be surrendered for cancellation by or on behalf of the Trust, and shall be cancelled by the Funding Note Indenture Trustee, immediately upon the assignment by Global Funding to, or as directed by, the Trust of each Funding Agreement, and such cancellation shall operate as a redemption of the Funding Note.

SECTION 2. Currency. The Funding Note is denominated in, and payments of principal of, premium, if any, and interest on, if any, and other amounts in respect of, the Funding Note will be in the Specified Currency designated on the face hereof. If the specified currency of the Funding Note is other than U.S. Dollars (or "Foreign Currency Note"), any amounts so payable by Global Funding in the Specified Currency will be converted by the exchange rate agent designated on the face hereof (the "Exchange Rate Agent") into United States dollars for payment to the registered holders hereof unless otherwise specified on the face hereof or a registered holder elects, in the manner described below, to receive payments in the Specified Currency.

         If the Specified Currency for a Foreign Currency Note is not available for any required payment of principal, premium, if any, and/or interest, if any, due to the imposition of exchange controls or other circumstances beyond the control of Global Funding, Global Funding will be entitled to satisfy the obligations to the registered holders of the Foreign Currency Note by making payments in United States dollars based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by Global Funding for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on that payment date in the aggregate amount of the Specified Currency payable to all registered holders of the Foreign Currency Note scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the relevant registered holders of the Foreign Currency Note by deductions from any payments. If three bid quotations are not available, payments will be made in the Specified Currency.

         Registered holders of a Foreign Currency Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest, if any, in the Specified Currency by submitting a written request to the Funding Note Indenture Trustee at its corporate trust office in The City of New York on or prior to the applicable Regular Interest Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. This written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. This election will remain in effect until revoked by written notice delivered to the Funding Note Indenture Trustee on or prior to a Regular Interest Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. Registered holders of a Foreign Currency Note to be held in the name of a broker or nominee should contact their broker or nominee to determine whether and how an election to receive payments in the Specified Currency may be made.

         Unless otherwise specified on the face hereof, if the Specified Currency is other than United States dollars, if the Holder hereof elects to receive payments of principal, premium, if any, and/or interest, if any, in the Specified Currency, the Holder must notify the Funding Note Indenture Trustee of that election on or prior to the fifth Business Day after the applicable Regular Interest Record Date or at least ten calendar days prior to the Maturity Date, as the case may be. If complete instructions are received by the Funding Note Indenture Trustee on or prior to such dates, then the Holder will receive payments in the Specified Currency.

         Unless otherwise specified on the face hereof, if payment in the Specified Currency hereon is not available to Global Funding for any required payment of principal, premium, if any, and/or interest, if any, due to the imposition of exchange controls or other circumstances beyond Global Funding's control, then Global Funding will be entitled to satisfy its obligations by making payments in United States dollars on the basis of the Market Exchange Rate, computed by the Exchange Rate Agent as described above, on the second Business Day prior to the particular payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. The "Market Exchange Rate" for a Specified Currency other than United States dollars means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment in respect hereof made under such circumstances in U.S. Dollars will not constitute an Event of Default under the Funding Note Indenture.

         In the event that a member state of the European Union in whose national currency the Funding Note is denominated becomes a participant member in the third stage of the European economic and monetary union, Global Funding may on or after the date of such occurrence, without the consent of any Holder hereof, redenominate all, but not less than all, of the Principal amount of the Funding Note represented hereby.

         All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on any Holder hereof.

         All currency exchange costs will be borne by the Holder hereof by deduction from the payments made hereon.

SECTION 3.        Determination of Interest Rate and Other Payment Provisions.

         Fixed Rate Note. If the Funding Note is designated on the face hereof as a "Fixed Rate Note," the Funding Note will bear interest from the Original Issue Date until the Maturity Date. Unless otherwise specified on the face hereof, the rate of interest payable on the Funding Note will not be adjusted; unless otherwise specified on the face hereof, interest will be payable on the Interest Payment Dates set forth on the face hereof and at the Maturity Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the Maturity Date of a Fixed Rate Note falls on a day that is not a Business Day, any payments of principal, premium, if any, and/or interest or other amounts required to be made, will be made on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

         Discount Note. If the Funding Note is designated on the face hereof as a "Discount Note" (as defined below), payments in respect of the Funding Note shall be made as set forth on the face hereof. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of the Discount Note will be equal to the sum of: (1) the Issue Price (increased by any accruals of discount) and, in the event of any redemption of the Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (2) any unpaid interest accrued on the Discount Note to the date of redemption, repayment or acceleration of maturity, as applicable. For purposes of determining the amount of discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity of the Funding Note occurs for a Discount Note, the discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for a Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to a Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the "Initial Period") is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. The accrual of the applicable discount may differ from the accrual of original issue discount for purposes of the Code, certain Discount Notes may not be treated as having original issue discount within the meaning of the Code, and certain Funding Notes other than Discount Notes may be treated as issued with original issue discount for federal income tax purposes. The Funding Note is a "Discount Note" if its Issue Price is less than 100% of the principal amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Initial Maturity Date or the Final Maturity Date. A Discount Note may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance.

         Amortizing Note. If the Funding Note is specified on the face hereof as an "Amortizing Note," the Funding Note shall bear interest at the rate set forth on the face hereof, and payments of principal and interest shall be made as set forth on the face hereof and/or in accordance with SCHEDULE I attached hereto. Unless otherwise specified on the face hereof, interest on the Funding Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to an Amortizing Note will be applied first to interest due and payable on the Funding Note and then to the reduction of the unpaid principal amount of the Funding Note.

         Floating Rate Note. If the Funding Note is specified on the face hereof as a "Floating Rate Note," interest on the Funding Note shall accrue and be payable in accordance with this Section 3. A Floating Rate Note may be a CD Rate Note, CMT Rate Note, Commercial Paper Rate Note, Constant Maturity Swap Rate Note, Eleventh District Cost of Funds Rate Note, Federal Funds Open Rate Note, Federal Funds Rate Note, LIBOR Note, EURIBOR Note, Prime Rate Note or Treasury Rate Note. If the Funding Note is designated on the face hereof as a Floating Rate Note, the face hereof will specify whether the Funding Note is a Regular Floating Rate Note, Inverse Floating Rate Note or Floating Rate/Fixed Rate Note. For the period from the date of issue to, but not including, the first Interest Reset Date set forth on the face hereof, the interest rate hereon shall be the Initial Interest Rate specified on the face hereof. Thereafter, the interest rate hereon will be reset as of and be effective as of each Interest Reset Date.

(A) If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day; provided, however, that if the Funding Note is a LIBOR Note or a EURIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the Business Day immediately preceding such Interest Reset Date.

(B) Unless specified otherwise on the face hereof, Interest Reset Dates are as follows: (1) if the Funding Note resets daily, each Business Day; (2) if the Funding Note resets weekly, other than Treasury Rate Note, the Wednesday of each week; (3) if the Funding Note is a Treasury Rate Note that resets weekly, and except as provided below under "Treasury Rate Note," the Tuesday of each week; (4) if the Funding Note resets monthly, the third Wednesday of each month, unless the Eleventh District Cost of Funds Rate is the Interest Rate Basis (as defined below) applicable to the Funding Note, in which case the Funding Note will reset the first calendar day of the month; (5) if the Funding Note resets quarterly, the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued; (6) if the Funding Note resets semiannually, the third Wednesday of each of the two months specified on the face hereof; and (7) if the Funding Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date specified on the face hereof (the "Fixed Rate Commencement Date").

(C) Accrued interest is calculated by multiplying the principal amount of the Floating Rate Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Open Rate, the Federal Funds Rate, LIBOR, EURIBOR or the Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. In the case of a Floating Rate Note as to which the Constant Maturity Swap Rate is the Interest Rate Basis, the interest factor will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless
     (i) the last day of the interest period is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the interest period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)). The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified on the face hereof applied. The interest rate shall be set forth on the face hereof. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on that date. Unless otherwise specified on the face hereof, the interest rate that is effective on the applicable Interest Reset Date will be determined on the applicable Interest Determination Date and calculated on the applicable Funding Note Calculation Date (as defined below).

          "Funding Note Calculation Date" means the date by which the Funding Note Calculation Agent designated on the face hereof, is to calculate the interest rate which will be the earlier of (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

(D) Unless otherwise specified on the face hereof, all percentages resulting from any calculation on a Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on a Floating Rate Note will be rounded, in the case of United States dollars, to the nearest cent or, in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upwards).

(E) Unless otherwise specified on the face hereof, if the Funding Note is designated on the face hereof as a Floating Rate Note, if any Interest Payment Date (other than the Maturity Date for the Funding Note) would otherwise be a day that would not be a Business Day, such Interest Payment Date would be postponed to the next succeeding Business Day; provided, however, that if the Funding Note is a LIBOR Note or a EURIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. Unless otherwise specified on the face hereof, if the Funding Note is designated on the face hereof as a Floating Rate Note, if the Maturity Date of the Funding Note falls on a day this is not a Business Day, Global Funding will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

         Unless otherwise specified on the face hereof and except as provided below, interest will be payable as follows: (1) if the Interest Reset Date for the Funding Note is daily, weekly or monthly, interest will be payable on the third Wednesday of each month or on the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued, as specified on the face hereof, (2) if the Interest Reset Date for the Funding Note is quarterly, interest will be payable on the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued, (3) if the Interest Reset Date for the Funding Note is semiannually, interest will be payable on the third Wednesday of each of two months of each year specified on the face hereof, (4) if the Interest Reset Date for the Funding Note is annually, interest will be payable on the third Wednesday of the month of each year specified on the face hereof. In each of these cases, the Maturity Date will also be an Interest Payment Date.

         If specified on the face hereof, the Funding Note may have either or both of a Maximum Interest Rate or Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, if the Funding Note is designated on the face hereof as a Floating Rate Note, the interest rate on the Funding Note shall not exceed the maximum interest rate permitted by applicable law.

         All determinations of interest by the Funding Note Calculation Agent designated on the face hereof will, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of the Funding Note and neither the Funding Note Indenture Trustee nor the Funding Note Calculation Agent shall have any liability to the Holder of the Funding Note in respect of any determination, calculation, quote or rate made or provided by the Funding Note Calculation Agent. Upon request of the Holder of the Funding Note, the Funding Note Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date with respect to the Funding Note. If the Funding Note Calculation Agent is incapable or unwilling to act as such or if the Funding Note Calculation Agent fails duly to establish the interest rate for any interest accrual period or to calculate the interest amount or any other requirements, Global Funding will appoint a successor to act as such in its place. The Funding Note Calculation Agent may not resign its duties until a successor has been appointed and such successor has accepted its appointment.

         Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on the Funding Note on and after the first Interest Reset Date shall be the interest rate determined in accordance with the provisions of the heading below which has been designated as the Interest Rate Basis on the face hereof (the "Interest Rate Basis"), the base rate, plus or minus the Spread, if any, specified on the face hereof and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

(A) CD Rate Note. If the Interest Rate Basis is the CD Rate, the Funding Note shall be deemed to be a "CD Rate Note". A CD Rate Note will bear interest at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the CD Rate on each Interest Determination Date. The Interest Determination Date is the second Business Day preceding the related Interest Reset Date.

          "CD Rate" means: (1) the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of the particular Index Maturity as published in the H.15 Daily Update (as defined below) or other recognized electronic source used for the purpose of displaying the applicable rate under the heading "CDs (secondary market)"; or (3) if the rate referred to in clause (2) is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, then the CD Rate will be the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time on that Interest Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Agents or their affiliates) selected by the Funding Note Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time; or (4) if the dealers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular Interest Determination Date; provided that if no CD Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

          "H.15(519)"  means  the  weekly  statistical   release  designated  as
          H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

          "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the
          Federal                Reserve                System                at
          http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.

(B) CMT Rate Note. If the Interest Basis is the CMT Rate, the Funding Note shall be deemed to be a "CMT Rate Note". A CMT Rate Note will bear interest at the interest rate calculated with reference to the CMT Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the CMT Rate on each applicable Interest Determination Date. The applicable Interest Determination Date is the second Business Day prior to the Interest Reset Date.

          "CMT Rate" means: (1) if CMT Moneyline Telerate Page 7051 is specified on the face hereof: (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service)
          ("Moneyline Telerate Page 7051"), for the particular Interest Determination Date; or (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities"; or (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Funding Note Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or
          (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a "Reference Dealer"), selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; provided that if no CMT Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate; or (2) if CMT Moneyline Telerate Page 7052 is specified on the face hereof: (a) the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities"; or (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or (e) if fewer than five but more than two of the prices referred to in clause
          (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or
          (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or (h) if fewer than three prices referred to in clause
          (f) are provided as requested, the CMT Rate in effect on that Interest Determination Date; provided that if no CMT Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

          If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

(C) Commercial Paper Rate Note. If the Interest Rate Basis is the Commercial Paper Rate, the Funding Note shall be deemed to be a "Commercial Paper Rate Note". A Commercial Paper Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Commercial Paper Rate on each applicable Interest Determination Date. The Interest Determination Date is the second Business Day preceding the related Interest Reset Date.

          "Commercial Paper Rate" means: (1) the Money Market Yield (calculated as described below) on the Interest Determination Date of the rate for commercial paper having the applicable Index Maturity as such rate is published in H.15(519) under the heading "Commercial Paper--Nonfinancial"; or (2) if the rate referred to in clause (1) is not published by 3:00 P.M., New York City time, on the Funding Note Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on the particular Interest Determination Date of the rate for commercial paper having the particular Index Maturity as published on H.15 Daily Update or such other recognized electronic source used for the purposes of displaying the applicable rate, under the caption "Commercial Paper--Nonfinancial"; or (3) if the rate referred to in clause (2) is not published by 3:00 P.M., New York City time, on the Funding Note Calculation Date, then the Commercial Paper Rate as calculated by the Funding Note Calculation Agent shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the Agents or their affiliates) selected by the Funding Note Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is "Aa" by Moody's or the equivalent from another nationally recognized statistical rating organization; or (4) if the dealers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (3), the
          Commercial Paper Rate in effect on the particular Interest Determination Date; provided that if no Commercial Paper Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.


          "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

               Money Market Yield =            D x 360           x 100
                                       ------------------------
                                            360 - (D x M)

          where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the applicable Interest Period.

(D) Constant Maturity Swap Rate Notes. If the Interest Basis is the Constant Maturity Swap Rate, the Notes shall be deemed to be "Constant Maturity Swap Rate Notes." Constant Maturity Swap Rate Notes will bear interest at the interest rate calculated with reference to the Constant Maturity Swap Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Constant Maturity Swap Rate on each applicable Interest Determination Date. The Interest Determination Date is the second U.S. Government Securities Business Day (as defined below) preceding the related Interest Reset Date; provided, however, that if, after attempting to determine the Constant Maturity Swap Rate (as described below), such rate is not determinable for a particular Interest Determination Date (the "Original Interest Determination Date"), then such Interest Determination Date shall be the first U.S. Government Securities Business Day preceding the Original Interest Determination Date for which the Constant Maturity Swap Rate can be determined as described below. Constant Maturity Swap Rate" means (1) the rate for U.S. Dollar swaps with the designated maturity specified on the face hereof, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of 11:00 A.M., New York City time, on the particular Interest Determination Date, or (2) if the rate referred to in clause (1) does not appear on the Reuters Screen ISDAFIX1 Page by 2:00 P.M., New York City time, on such Interest Determination Date, a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by the Reference Banks (as defined below) as of approximately 11:00 A.M., New York City time, on such Interest Determination Date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity specified in the face hereof commencing on the Interest Reset Date and in a Representative Amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified on the face hereof. The Funding Note Calculation Agent will request the principal New York City office of each of the Reference Banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest).


          "U.S. Government Securities Business Day" means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.


          "Representative Amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.


          "Reference Banks" mean five leading swap dealers in the New York City interbank market, selected by the Funding Note Calculation Agent, after consultation with Allstate Life.

(E) Eleventh District Cost of Funds Rate Note. If the Interest Basis is the Eleventh District Costs of Funds Rate, the Funding Note shall be deemed to be a "Eleventh District Cost of Funds Rate Note". An Eleventh District Cost of Funds Note will bear interest at the interest rate calculated with reference to the Eleventh District Cost of Funds Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Eleventh District Cost of Rate on each applicable Interest Determination Date. The applicable Interest Determination Date is the last working day of the month immediately preceding the related Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Eleventh District Index. The "Eleventh District Cost of Funds Rate" means
     (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the particular Interest Determination Date falls as set forth under the caption "11th District" on the display on Moneyline Telerate (or any successor service) on page 7058 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7058") as of 11:00 A.M., San Francisco time, on that Interest Determination Date, or (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 7058, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Index") by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding that Interest Determination Date, or (3) if the Federal Home Loan Bank of San Francisco fails to announce the Eleventh District Index on or prior to the particular Interest Determination Date for the calendar month immediately preceding that Interest Determination Date, the Eleventh District Cost of Funds Rate in effect on the particular Interest Determination Date; provided that if no Eleventh District Cost of Funds Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

(F) Federal Funds Open Rate Notes. If the Interest Basis is the Federal Funds Open Rate, the Notes shall be deemed to be "Federal Funds Open Rate Notes." Federal Funds Open Rate Notes will bear interest at the interest rate calculated with reference to the Federal Funds Open Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Federal Funds Open Rate on each applicable Interest Determination Date. The Interest Determination Date is the related Interest Reset Date. "Federal Funds Open Rate" means the rate set forth on Moneyline Telerate Page 5 for an Interest Reset Date underneath the caption "FEDERAL FUNDS" in the row titled "OPEN". If the rate is not available for an Interest Reset Date, the rate for that Interest Reset Date shall be the Federal Funds Rate as determined below.

(G) Federal Funds Rate Note. If the Interest Rate Basis is the Federal Funds Rate, the Funding Note shall be deemed to be a "Federal Funds Rate Note". A Federal Funds Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Federal Funds Rate on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Federal Funds Rate" means (1) the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"), or (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in
     H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates), selected by the Funding Note Calculation Agent prior to 9:00 A.M., New York City time, on that Interest Determination Date, or (4) if the brokers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular Interest Determination Date; provided that if no Federal Funds Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

(H) LIBOR Note. If the Interest Rate Basis is LIBOR (as defined below), the Funding Note shall be deemed to be a "LIBOR Note". A LIBOR Note will bear interest for each Interest Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any. On each applicable Interest Determination Date the Funding Note Calculation Agent will determine LIBOR. The applicable Interest Determination Date is the second London Banking Day preceding the related Interest Reset Date.


          LIBOR means: (1) if "LIBOR Moneyline Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date, or (2) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates, calculated by the Funding Note Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular Index Maturity, commencing on the related Interest Reset Date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date, or
          (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (1) or (2), as applicable, the rate calculated by the Funding Note Calculation Agent of at least two offered quotations obtained by the Funding Note Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the Agents), in the London interbank market to provide the Funding Note Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the Funding Note Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the Agents), in that Principal Financial Center selected by the Funding Note Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or (5) if the banks so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular Interest Determination Date; provided that if no LIBOR is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.


          "LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars.


          "LIBOR Page" means either: if "LIBOR Reuters" is specified on the face hereof as the method for calculating LIBOR, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.


          "London Banking Day" means a day on which commercial banks are open for business (including dealings in the LIBOR Currency) in London.

(I) EURIBOR Note. If the Interest Rate Basis is EURIBOR (as defined below), the Funding Note shall be deemed to be a "EURIBOR Note". A EURIBOR Note will bear interest at the rates (calculated with references to the European inter-bank offered rate for deposits in Euro, or "EURIBOR", and the Spread and/or Spread Multiplier, if any) specified on the face hereof.


          "EURIBOR" means, with respect to any Interest Determination Date relating to a EURIBOR Note or if the Funding Note bears interest at a floating rate for which the interest rate is determined with reference to EURIBOR (a "EURIBOR Interest Determination Date"), the rate for deposits in Euros as sponsored, calculated and published jointly by the European Banking Federation and ACI--The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, as the rate appears on Moneyline Telerate, Inc., or any successor service, on page 248 (or any other page as may replace that specified page on the service) ("Moneyline Telerate Page 248") as of 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date. If such rate does not appear on Moneyline Telerate Page 248, or is not so published by 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date, such rate will be calculated by the Funding Note Calculation Agent and will be the arithmetic mean of at least two quotations obtained by the Funding Note Calculation Agent after requesting the principal Euro-zone (as defined below) offices of four major banks in the Euro-zone interbank market to provide the Funding Note Calculation Agent with its offered quotation for deposits in Euros for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date and in a principal amount not less than the equivalent of $1 million in Euros that is representative for a single transaction in Euro in the market at that time. If fewer than two such quotations are so provided, the rate on the applicable EURIBOR Interest Determination Date will be calculated by the Funding Note Calculation Agent and will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date by four major banks in the Euro-zone for loans in Euro to leading European banks, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date and in a principal amount not less than the equivalent of $1 million in Euros that is representative for a single transaction in Euros in the market at that time. If the banks so selected by the Funding Note Calculation Agent are not quoting as mentioned above, EURIBOR will be EURIBOR in effect on the applicable EURIBOR Interest Determination Date; provided that if no EURIBOR is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.


          "Euro-zone" means the region comprised of member states of the European Union that have adopted the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union.


(J) Prime Rate Note. If the Interest Rate Basis is the Prime Rate, the Funding Note shall be deemed to be a "Prime Rate Note". A Prime Rate Note will bear interest for each Interest Reset Date calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any, subject to the Minimum Interest Rate and/or Maximum Interest Rate, if any, specified on the face hereof. The Funding Note Calculation Agent will determine the Prime Rate for each Interest Reset Date on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Prime Rate" means
     (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan", or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date, or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the Agents) in The City of New York selected by the Funding Note Calculation Agent, or (5) if the banks so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date; provided that if no Prime Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate. "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

(K) Treasury Rate Note. If the Interest Rate Basis is the Treasury Rate, the Funding Note shall be deemed to be a "Treasury Rate Note". A Treasury Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Treasury Rate on each Treasury Rate Determination Date (as defined below). "Treasury Rate" means (1) the rate from the auction held on the Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"), or (2) if the rate referred to in clause
     (1) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily
     Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury, or (4) if the rate referred to in clause
     (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Funding Note Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, or (7) if the dealers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date; provided that if no Treasury Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.


          "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

               Bond Equivalent Yield =             D x N               x 100
                                           -----------------------
                                               360 - (D x M)

          where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Period.


          The "Treasury Rate Determination Date" for each Interest Reset Date means the day in the week in which the related Interest Reset Date falls on which day Treasury Bills are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday.

(L) Regular Floating Rate Note. Unless the Funding Note is designated as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, or as having an Addendum attached or having other/additional provisions apply, in each case relating to a different interest rate formula, the Funding Note that bears interest at floating rates will be a Regular Floating Rate Note and will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, as specified on the face hereof, the rate at which interest on a Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate.

(M) Floating Rate/Fixed Rate Note. If the Funding Note is designated as a "Floating Rate/Fixed Rate Note" on the face hereof, the Funding Note that bears interest at floating rates will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on a Floating Rate/Fixed Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate, as specified on the face hereof; and the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

(N) Inverse Floating Rate Note. If the Funding Note is designated as an "Inverse Floating Rate Note" on the face hereof, the Inverse Floating Rate shall be equal to the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on an Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on an Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate.

SECTION 4. Optional Redemption. If any Initial Redemption Date is specified on the face hereof, Global Funding may redeem the Funding Note prior to the Initial Maturity Date or the Maturity Date at its option on any Business Day on or after the Date Initial Redemption in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified on the face hereof at the applicable Redemption Price (as defined below) together with any unpaid interest accrued on the Funding Note, any Additional Amounts and other amounts payable with respect thereto, as of the Redemption Date. Unless otherwise specified in the Funding Note Indenture or on the face hereof, Global Funding shall give a notice of such redemption to the Holder of any portion of the Funding Note to be redeemed not more than 60 nor less than 30 days prior to the Redemption Date. "Redemption Price" means an amount equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount of the Funding Note to be redeemed. The Initial Redemption Percentage, if any, shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount the Funding Note to be redeemed.

SECTION 5. Sinking Funds and Amortizing Note. Unless otherwise specified on the face hereof or unless the Funding Note is an Amortizing Note, the Funding Note will not be subject to, or entitled to the benefit of, any sinking fund. If it is specified on the face hereof that the Funding Note is an Amortizing Note, Global Funding will make payments combining principal and interest on the dates and in the amounts set forth in the table appearing in SCHEDULE I, attached to this Funding Note Certificate. If the Funding Note is an Amortizing Note, payments made on the Funding Note will be applied first to interest due and payable on each such payment date and then to the reduction of the unpaid principal amount.

SECTION 6. Optional Repayment. If so specified on the face hereof, the Holder or Holders of the Funding Note may require Global Funding to repay the Funding Note on the Optional Repayment Date(s) specified on the face hereof, in whole or from time to time, in part, in increments of U.S.$1,000 or any other integral multiple of an authorized denomination specified on the face hereof (provided that any remaining principal amount of the Funding Note shall be at least U.S.$1,000 or any other integral multiple of an authorized denomination specified on the face hereof), at a repayment price equal to 100% of the unpaid principal amount of the Funding Note to be repaid, together with unpaid interest accrued thereon to the Repayment Date (as defined below) and any other amounts then due and owing. For the Funding Note or any portion thereof to be so repaid, the Funding Note Indenture Trustee must receive at its Corporate Trust Office not more than 60 nor less than 30 calendar days prior to the applicable Repayment Date, a properly completed Option to Elect Repayment form, which is attached hereto as Annex A, forwarded by the Holder or Holders of the Funding Note. Exercise of such repayment option shall be irrevocable. As used herein, the term "Repayment Date" shall mean the date fixed for repayment in accordance with the repayment provisions specified above.

SECTION 7. Tax Redemption. If (i) Global Funding is required at any time to pay Additional Amounts (as defined below) or if Global Funding is obligated to withhold or deduct any United States taxes with respect to any payment under the Funding Note, as set forth in the Funding Note Certificate, or if there is a material probability that Global Funding will become obligated to withhold or deduct any such United States taxes or otherwise pay Additional Amounts (in the opinion of independent legal counsel selected by the Funding Agreement Provider), in each case pursuant to any change in or amendment to any United States tax laws (or any regulations or rulings thereunder) or any change in position of the Internal Revenue Service regarding the application or interpretation thereof (including, but not limited to, the Funding Agreement Provider's or Global Funding's receipt of a written adjustment from the Internal Revenue Service in connection with an audit) (a "Tax Event"), and (ii) the Funding Agreement Provider, pursuant to the terms of the relevant Funding Agreement, has delivered to the Owner notice that the Funding Agreement Provider intends to terminate the relevant Funding Agreement pursuant to the terms of such Funding Agreement, then Global Funding will redeem the Funding Note on the Redemption Date at the Redemption Price together with any unpaid interest accrued thereon, any Additional Amounts and other amounts payable with respect thereto, as of the Redemption Date.

         Unless otherwise specified in the Funding Note Indenture or on the face hereof, Global Funding shall give a notice of such redemption to the Holder of the Funding Note to be redeemed not more than 75 days nor less than 30 days prior to the Redemption Date; provided, that no such notice of redemption may be given earlier than 90 days prior to the earliest day on which Global Funding would become obligated to pay the applicable Additional Amounts were a payment in respect of the Funding Note then due. Failure to give such notice to the Holder of any portion of the Funding Note designated for redemption in whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other portion of the Funding Note.



SECTION 8. Modifications and Amendments. The Funding Note Indenture contains provisions permitting Global Funding and the Funding Note Indenture Trustee (1) without the consent of any Holder, to execute Supplemental Funding Note Indentures for limited purposes and take other actions set forth in the Funding
Note Indenture, and (2) with the consent of the Holder or Holders of not less than 66 2/3% of the outstanding principal amount of the Funding Note, evidenced as provided in the Funding Note Indenture, to execute Supplemental Funding Note Indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Funding Note Indenture or any Supplemental Funding Note Indenture or modifying in any manner the rights of the Holder or Holders of the Funding Note subject to specified limitations.

SECTION 9. Obligations Unconditional. No reference herein to the Funding Note Indenture and no provision of the Funding Note or of the Funding Note Indenture shall alter or impair the obligation of Global Funding, which is absolute and unconditional, to pay the principal of, interest on, or any other amount due and owing with respect to, the Funding Note at the places, at the respective times, at the rate, and in the coin or currency, herein prescribed.

SECTION 10. Collateral. Pursuant to the Funding Note Indenture, Global Funding will grant a security interest in, pledge and collaterally assign the relevant Funding Agreement(s) issued by the Funding Agreement Provider in connection with the issuance of the Funding Note (each, a "Funding Agreement") to the Funding
Note Indenture Trustee. The Funding Note will be secured by the Security Interest in the Collateral in favor of the Funding Note Indenture Trustee for the benefit of each Holder of the Funding Note and each other person for whose benefit the Funding Note Indenture Trustee is or will be holding the Collateral (the "Secured Parties").

SECTION 11. Security; Limited Recourse. The Funding Note is solely the obligation of Global Funding, and will not be guaranteed by any person, including but not limited to the Funding Agreement Provider, any Allstate Life Global Funding Trust, any Agent, the Global Funding Trust Beneficial Owner, the Delaware Trustee, the Funding Note Indenture Trustee or any of their affiliates. Global Funding's obligations under the Funding Note will be secured by all of Global Funding's rights and title in one or more Funding Agreement(s) issued by the Funding Agreement Provider and other rights and assets included in the applicable Collateral. The Holder or Holders of the Funding Note have no direct contractual rights against the Funding Agreement Provider under the Funding Agreement(s). Under the terms of each Funding Agreement, recourse rights to the Funding Agreement Provider will belong to Global Funding, its successors and permitted assignees. Global Funding has pledged and collaterally assigned each Funding Agreement to the Funding Note Indenture Trustee and has granted the Security Interest in the Collateral to the Funding Note Indenture Trustee for the benefit of the Secured Parties. Recourse to the Funding Agreement Provider under each Funding Agreement will be enforceable only by the Funding Note Indenture Trustee on behalf of the Secured Parties.

SECTION 12. Events of Default. If one or more Events of Default, as defined in the Funding Note Indenture, shall have occurred and be continuing with respect to the Funding Note, then, and in every such event, unless the principal of the Funding Note shall have already become due and payable, the entire principal and premium (if any) of the Funding Note, any interest accrued thereon, and any Additional Amounts due and owing and any other amounts payable with respect thereto, may be declared to be, and upon any such declaration the same shall become immediately, due and payable; provided that, with respect to certain Events of Default, without any notice to Global Funding or any other act by the Funding Note Indenture Trustee or any Holder of the Funding Note, the entire principal and premium (if any) of the Funding Note, any interest accrued thereon, and any Additional Amounts due and owing, and any other amounts payable with respect thereto, shall become immediately due and payable without presentment, demand, protest or other notice of any kind. If the Funding Note is a Discount Note, the amount of principal of the Funding Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3 hereof.

SECTION 13. Withholding; Additional Amounts. All amounts due in respect of the Funding Note will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax payments on the Funding Note unless the withholding or deduction is required by law. Unless otherwise specified on the face hereof, Global Funding will not pay any Additional Amounts to the Holders of the Funding Note in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to any independent right or obligation to redeem or repay the Funding Note and shall not constitute an Event of Default.


SECTION 14. Listing. Unless otherwise specified on the face hereof, the Funding Note will not be listed on any securities exchange.

SECTION 15. No Recourse. Notwithstanding anything to the contrary contained in the Funding Note Indenture, or the Funding Note Certificate or Supplemental Funding Note Indenture, none of the Funding Agreement Provider, its officers, directors, affiliates, employees or agents, or any of the Delaware Trustee, the Funding Note Indenture Trustee or the Global Funding Trust Beneficial Owner, or any of their officers, directors, affiliates, employees or agents (the "Non-recourse Parties") will be personally liable for the payment of any principal, interest or any other sums at any time owing under the terms of the Funding Note. If any Event of Default shall occur with respect to the Funding Note, the right of the Holders of the Funding Note and the Funding Note Indenture Trustee on behalf of such Holders in connection with a claim on the Funding Note shall be limited solely to a proceeding against the Collateral. Neither the Holders nor the Funding Note Indenture Trustee on behalf of the Holders will have the right to proceed against the Non-recourse Parties to enforce the Funding Note (except that to the extent they exercise their rights, if any, to seize the relevant Funding Agreement, they may enforce the relevant Funding Agreement against the Funding Agreement Provider) or for any deficiency judgment remaining after foreclosure of any property included in the Collateral.

SECTION 16. Governing Law. Pursuant to Section 5-1401 of the General Obligations Law of the State of New York, the Funding Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                      A-A-1


                                     ANNEX A
                            OPTION TO ELECT REPAYMENT

         The undersigned Holder of the Funding Note hereby irrevocably elects to have Global Funding repay the principal amount of the Funding Note or portion hereof at the optional repayment price in accordance with the terms of the Funding Note.

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       Date: __________________________                    __________________________________
                                                           Signature
                                                           Sign exactly as name appears on the front of this Note
                                                           Certificate [SIGNATURE GUARANTEED - required only if
                                                           Funding Note is to be issued and delivered to other than the registered Holder]

                                                           Fill in for registration of Funding Note if to be
                                                           issued otherwise than to the registered
       Principal amount to be repaid, if                   Holder:
       amount to be repaid is less than the
       principal amount of the Funding Note
       represented by this Note Certificate
       (principal amount remaining must be an
       authorized denomination)

       $ ------------------------
                                                           Name:    _____________________

                                                           Address: _____________________



                                                                    ---------------------
                                                                    (Please print name and address
                                                           including zip code)




                   Social Security or Other Taxpayer ID Number

                                      S-A-1

                                   SCHEDULE A

         The initial aggregate principal amount of the Funding Note evidenced by the Certificate to which this Schedule is attached is $750,000,000. The notations on the following table evidence decreases in the aggregate principal amount of the Funding Note evidenced by such Certificate:


---------------------------------------- -------------------------------------- --------------------------------------
        Decreases in Principal                 Principal Amount of this          Notation by Funding Note Registrar
      Amount of this Funding Note               Funding Note Remaining
                                                 After Such Decrease
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

                                      S-I-1
                                   SCHEDULE I
                               AMORTIZATION TABLE

       Date                                         Payment
--------------------------------------------------------------------------------

                                       A-1
                                    EXHIBIT A

                             Form of Election Notice

         The undersigned hereby elects to extend the maturity of the Allstate Life Global Funding Funding Note (CUSIP 02003MAR5) (the "Note") (or the portion thereof specified below) with the effect provided in said Note by delivering this Election Notice duly completed by the Holder of said Note, and in the event of an election to extend the maturity of only a portion of the principal amount of said Note, by surrendering said Note to:

         J.P. Morgan Trust Company, National Association
         227 West Monroe Street, Suite 2600
         Chicago, IL 60606
         Attention: Worldwide Securities Services

or such other address of which the Issuer shall from time to time notify the holders of the Notes.

         If the option to extend the maturity of less than the entire principal amount of said Note is elected, specify the portion of said Note (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) as to which the holder elects to extend the maturity: $__________; and specify the denomination or denominations (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) of the Notes in the form attached to said Note as Exhibit B to be issued to the holder for the portion of said Note to which the option to extend the maturity is not being elected (in absence of any such specification one such Note in the form of said Exhibit B will be issued for the portion as to which the option to extend maturity is not being made): $___________.

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Dated:  __________________________                            __________________________________
                                                              NOTICE:  The signature on this Election Notice must
                                                              correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement or any change whatever.

                                       B-1
                                    EXHIBIT B

                              FORM OF SECURITY FOR
       FUNDING NOTE RELATED TO SECURED MEDIUM TERM NOTES ISSUES UNDER THE
                        SECURED MEDIUM TERM NOTES PROGRAM


                                FACE OF SECURITY


                                                                    CUSIP No.:


                          ALLSTATE LIFE GLOBAL FUNDING

                                  FUNDING NOTE

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Title of Funding Note: Short-Term Funding Note due [          ] Stated Maturity Date:
Trust:  2006-2
Principal Amount: $
         (or principal amount of foreign or composite
         currency)
Original Issue Date:
Interest Rate or Formula:

Fixed Rate Note: [   ] Yes [X] No.  If yes,                     Floating Rate Note: [X] Yes [   ] No. If yes,
         Interest Rate:                                                  Regular Floating Rate Note: [X]
         Interest Payment Dates:                                         Floating Rate/Fixed Rate Note: [   ]
         Day Count Convention:                                           Inverse Floating Rate Note: [   ]
         Additional/Other Terms:                                         Interest Rate:
Amortizing Note: [   ] Yes [X] No. If yes,                               Interest Rate Basis(es):
         Amortization Schedule:                                                  CD Rate [   ]
         Additional/Other Terms:                                                 CMT Rate [   ]
Discount Note: [   ] Yes [X] No. If yes,                                         Commercial Paper Rate [   ]
         Total Amount of Discount:                                               Constant Maturity Swap Rate [   ]
         Initial Accrual Period of Discount:                                     Eleventh District Cost of Funds Rate [   ]
         Interest Payment Dates:                                                 Federal Funds Open Rate [   ]
         Additional/Other Terms:                                                 Federal Funds Rate [   ]
Redemption Provisions: [X] Yes [   ] No. If yes,                                 LIBOR [X]
         Initial Redemption Date:                                                EURIBOR [   ]
         Initial Redemption Percentage:                                          Prime Rate [   ]
         Annual Redemption Percentage Reduction,                                 Treasury Rate [   ]
                  if any:                                                        If LIBOR:
         Additional/Other Terms: see below                                            [X] LIBOR Moneyline Telerate:
Repayment Provisions: [   ] Yes [X] No. If yes,                                       [   ] LIBOR Reuters:
         Optional Repayment Date(s):                                                  LIBOR Currency:  U.S. Dollars
         Optional Repayment Price:                                               If CMT Rate:
         Additional/Other Terms:                                                      Designated CMT MoneylineTelerate Page:
Regular Interest Record Date(s):  15 calendar days prior to
each Interest Payment Date                                                                If CMT MoneylineTelerate Page 7052:
Sinking Fund, if any:                                                                     [   ] Weekly Average
Specified Currency: U.S. Dollars                                                          [   ] Monthly Average
Exchange Rate Agent:                                                             Designated CMT Maturity Index:
Funding Note Calculation Agent: J.P. Morgan Trust Company,
National Association                                                     Index Maturity:  One month
Authorized Denominations:  $1,000                                        Spread (+/-), if any:
Collateral: The right, title and interest of the Trust in and
     to:                                                                 Spread Multiplier, if any:  Not applicable
     (i) Allstate Life Insurance Company Funding Agreement No.           Initial Interest Rate, if any:
     FA-41092; (ii) all proceeds in respect of such Funding
     Agreement(s); and  (iii) all books and records
     (including, without limitation, computer programs,
     printouts, and other computer materials and files)
     pertaining to such Funding Agreement(s).

Additional Amounts to be Paid for Withholding Tax:                       Initial Interest Reset Date:
     [   ] Yes [X] No                                                    Interest Reset Dates:  The 4th of each month; provided
                                                                         that if any Interest Reset Date would otherwise be a day
                                                                         that is not a Business Day, such Interest Reset Date
                                                                         shall be the  immediately  succeeding  Business Day,
                                                                         except that,  if such  Business Day is in the  succeeding
                                                                         calendar month,  such  Interest  Reset Date shall be the
                                                                         immediately preceding  Business Day.  However,  this
                                                                         convention will not extend beyond the Stated Maturity
                                                                         Date.

Business Day:  Any day, other than a Saturday or Sunday, that            Interest Determination Date(s):  The second London
     is neither a legal holiday nor a day on which commercial            Banking day preceding the related Interest Reset
     banks are authorized or required by law, regulation or              Date.
     executive order to close in London and New York, New York.
                                                                         Interest  Payment  Dates:  The 4th of each
                                                                         month;  provided that if any Interest
                                                                         Payment Date would  otherwise be a day that
                                                                         is not a Business Day, such Interest
                                                                         Payment Date shall be the immediately
                                                                         succeeding  Business Day, except that, if
                                                                         such Business Day is in the succeeding
                                                                         calendar  month,  such Interest  Payment
                                                                         shall be the immediately  preceding Business
                                                                         Day. However,  this convention will
                                                                         not extend beyond the Stated Maturity Date.
                                                                         The final Interest  Payment Date for
                                                                         the Funding  Note  represented  by this
                                                                         Funding  Note  Certificate,  will be the
                                                                         Stated Maturity Date and interest for the
                                                                         final Interest Period will accrue from
                                                                         and including the Interest Payment Date
                                                                         immediately preceding such maturity date
                                                                         to but excluding the Stated Maturity Date.
                                                                         Maximum Interest Rate, if any: Not applicable
                                                                         Minimum InterestRate, if any: Not applicable
                                                                         Fixed Rate Commencement Date, if any: Not applicable
                                                                         Floating Interest Rate,if any:
                                                                         Fixed Interest Rate, if any: Not applicable
                                                                         Day  Count Convention: As specified on the reverse hereof
                                                                         Redemption Price: 100%
                                                                         Contingent  Redemption:  Global Funding
                                                                         may redeem the principal  amount of this
                                                                         Funding Note on each Interest  Payment Date
                                                                         other than the Stated  Maturity Date
                                                                         of this Funding Note (each,  a  "Contingent
                                                                         Redemption  Date"),  in whole or in
                                                                         part, in increments of $1,000 at the
                                                                         Redemption  Price together with any unpaid
                                                                         interest  accrued  thereon,  up  to  but
                                                                         excluding  the  applicable  Contingent
                                                                         Redemption Date.
                                                                         Notice of Redemption: The Issuer shall
                                                                         give written notice of redemption to each
                                                                         holder of the Funding Note to be redeemed
                                                                         not more than 20 days nor less than 15
                                                                         days prior to the applicable Contingent
                                                                         Redemption Date.

                             Additional/Other Terms:

         This note certificate (the "Funding Note Certificate") represents a duly authorized funding note (the "Funding Note") of Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("Global Funding"). The Funding Note is being issued in connection with the issuance and sale by the trust specified above (the "Trust") of the trust notes identified on Annex A to that certain series instrument to which Global Funding and the Trust are parties (the "Series Instrument") (the "Trust Notes"). The Funding Note is being issued under the Funding Note Indenture, effective as of the date hereof (as amended or supplemented from time to time, the "Funding Note Indenture") among Global Funding and the other persons specified therein. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed in the Standard Funding Note Indenture Terms, which are incorporated by reference in and form a part of the Funding Note Indenture (as amended or supplemented from time to time, the "Standard Funding Note Indenture Terms").

         Subject to the immediately following paragraph, Global Funding, for value received, hereby promises to pay to the Holder or Holders of the Funding Note on the Maturity Date (as defined below) (or on the date of redemption or repayment by Global Funding) the principal amount of the Funding Note and, if so specified above, to pay interest from time to time on the Funding Note from the Original Issue Date specified above (the "Original Issue Date") or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal of the Funding Note is paid or made available for payment and to pay such other amounts due and owing with respect to the Funding Note.

         This Funding Note Certificate shall be surrendered for cancellation by or on behalf of the Trust, and shall be cancelled by the Funding Note Indenture Trustee, immediately upon the assignment by Global Funding to, or as directed by, the Trust of each funding agreement identified on Exhibit A to the Closing Instrument (each, a "Funding Agreement") in accordance with the terms of the Funding Note and the Coordination Agreement, and such cancellation shall operate as a redemption and satisfaction of the Funding Note.

         On any exchange or purchase and cancellation of the Funding Note, details of such exchange or purchase and cancellation shall be entered in the records of Global Funding. Upon any such exchange or purchase and cancellation, the principal amount of the Funding Note shall be charged by the principal amount so exchanged or purchased and cancelled, as provided in the Standard Funding Note Indenture Terms.

         Unless otherwise set forth above, if the Funding Note is subject to an Annual Redemption Percentage Reduction as specified above, the Redemption Price of the portion of the Funding Note represented by this Funding Note Certificate shall initially be the Initial Redemption Percentage of the principal amount of the portion of the Funding Note represented by this Funding Note Certificate on the Initial Redemption Date and shall decline at each anniversary of the Initial Redemption Date (each such date, a "Redemption Date") by the Annual Redemption Percentage Reduction of such principal amount until the Redemption Price is 100% of such principal amount.

         The Funding Note will mature on the earlier of the Stated Maturity Date and the Maturity Date (as defined in the Trust Notes) of the Trust Notes (the "Trust Notes Maturity Date"), unless its principal (or, any installment of its principal) becomes due and payable prior to any such date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption at the option of Global Funding, notice of the Holder's option to elect repayment or otherwise (the Stated Maturity Date, the Trust Notes Maturity Date or any date prior to any such date on which the Funding Note becomes due and payable, as the case may be, are referred to as the "Maturity Date" with respect to principal of the Funding Note repayable on such date).

         Unless otherwise provided above and except as provided in the following paragraph, Global Funding will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date next succeeding the Original Issue Date, and on the Maturity Date; provided that any payment of principal, premium, if any, interest or other amounts to be made in accordance with the provisions set forth on the reverse hereof.

         Unless otherwise specified above, the interest payable on each Interest Payment Date or on the Maturity Date will be the amount equal to the interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or from and including the date of issue, if no interest has been paid, to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period").

         Reference is hereby made to the further provisions of the Funding Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall for all purposes have the same force and effect as if set forth on the face hereof.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to the Funding Note as specified above, the Funding Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

         The Funding Note or the portion thereof represented by this Funding Note Certificate shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Funding
Note Indenture Trustee pursuant to the Funding Note Indenture.

         IN WITNESS WHEREOF, Global Funding has caused this instrument to be duly executed on its behalf.


Dated: Original Issue Date                                   ALLSTATE LIFE GLOBAL FUNDING,
                                                             as Issuer


                                                             By:
                                                                  ------------------------------------------------------
                                                                  Name:
                                                                  Title:



                          CERTIFICATE OF AUTHENTICATION

         This Funding Note Certificate is one of the Funding Note Certificates representing the Funding Note described in the within-mentioned Funding Note
Indenture.


Dated: Original Issue Date                                   J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
                                                             as Funding Note Indenture Trustee


                                                             By:
                                                                  ------------------------------------------------------
                                                                  Authorized Signatory

                         REVERSE OF DEFINITIVE SECURITY

SECTION 1. General. This Funding Note is being issued pursuant to the Funding
Note Indenture in connection with the issuance and sale by the Trust of the Trust Notes. The Funding Note shall be surrendered for cancellation by or on behalf of the Trust, and shall be cancelled by the Funding Note Indenture Trustee, immediately upon the assignment by Global Funding to, or as directed by, the Trust of each Funding Agreement, and such cancellation shall operate as a redemption of the Funding Note.

SECTION 2. Currency. The Funding Note is denominated in, and payments of principal of, premium, if any, and interest on, if any, and other amounts in respect of, the Funding Note will be in the Specified Currency designated on the face hereof. If the specified currency of the Funding Note is other than U.S. Dollars (or "Foreign Currency Note"), any amounts so payable by Global Funding in the Specified Currency will be converted by the exchange rate agent designated on the face hereof (the "Exchange Rate Agent") into United States dollars for payment to the registered holders hereof unless otherwise specified on the face hereof or a registered holder elects, in the manner described below, to receive payments in the Specified Currency.

         If the Specified Currency for a Foreign Currency Note is not available for any required payment of principal, premium, if any, and/or interest, if any, due to the imposition of exchange controls or other circumstances beyond the control of Global Funding, Global Funding will be entitled to satisfy the obligations to the registered holders of the Foreign Currency Note by making payments in United States dollars based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by Global Funding for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on that payment date in the aggregate amount of the Specified Currency payable to all registered holders of the Foreign Currency Note scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the relevant registered holders of the Foreign Currency Note by deductions from any payments. If three bid quotations are not available, payments will be made in the Specified Currency.

         Registered holders of a Foreign Currency Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest, if any, in the Specified Currency by submitting a written request to the Funding Note Indenture Trustee at its corporate trust office in The City of New York on or prior to the applicable Regular Interest Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. This written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. This election will remain in effect until revoked by written notice delivered to the Funding Note Indenture Trustee on or prior to a Regular Interest Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. Registered holders of a Foreign Currency Note to be held in the name of a broker or nominee should contact their broker or nominee to determine whether and how an election to receive payments in the Specified Currency may be made.

         Unless otherwise specified on the face hereof, if the Specified Currency is other than United States dollars, if the Holder hereof elects to receive payments of principal, premium, if any, and/or interest, if any, in the Specified Currency, the Holder must notify the Funding Note Indenture Trustee of that election on or prior to the fifth Business Day after the applicable Regular Interest Record Date or at least ten calendar days prior to the Maturity Date, as the case may be. If complete instructions are received by the Funding Note Indenture Trustee on or prior to such dates, then the Holder will receive payments in the Specified Currency.

         Unless otherwise specified on the face hereof, if payment in the Specified Currency hereon is not available to Global Funding for any required payment of principal, premium, if any, and/or interest, if any, due to the imposition of exchange controls or other circumstances beyond Global Funding's control, then Global Funding will be entitled to satisfy its obligations by making payments in United States dollars on the basis of the Market Exchange Rate, computed by the Exchange Rate Agent as described above, on the second Business Day prior to the particular payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. The "Market Exchange Rate" for a Specified Currency other than United States dollars means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment in respect hereof made under such circumstances in U.S. Dollars will not constitute an Event of Default under the Funding Note Indenture.

         In the event that a member state of the European Union in whose national currency the Funding Note is denominated becomes a participant member in the third stage of the European economic and monetary union, Global Funding may on or after the date of such occurrence, without the consent of any Holder hereof, redenominate all, but not less than all, of the Principal amount of the Funding Note represented hereby.

         All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on any Holder hereof.

         All currency exchange costs will be borne by the Holder hereof by deduction from the payments made hereon.

SECTION 3.        Determination of Interest Rate and Other Payment Provisions.

         Fixed Rate Note. If the Funding Note is designated on the face hereof as a "Fixed Rate Note," the Funding Note will bear interest from the Original Issue Date until the Maturity Date. Unless otherwise specified on the face hereof, the rate of interest payable on the Funding Note will not be adjusted; unless otherwise specified on the face hereof, interest will be payable on the Interest Payment Dates set forth on the face hereof and at the Maturity Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the Maturity Date of a Fixed Rate Note falls on a day that is not a Business Day, any payments of principal, premium, if any, and/or interest or other amounts required to be made, will be made on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

         Discount Note. If the Funding Note is designated on the face hereof as a "Discount Note" (as defined below), payments in respect of the Funding Note shall be made as set forth on the face hereof. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of the Discount Note will be equal to the sum of: (1) the Issue Price (increased by any accruals of discount) and, in the event of any redemption of the Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (2) any unpaid interest accrued on the Discount Note to the date of redemption, repayment or acceleration of maturity, as applicable. For purposes of determining the amount of discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity of the Funding Note occurs for a Discount Note, the discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for a Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to a Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the "Initial Period") is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. The accrual of the applicable discount may differ from the accrual of original issue discount for purposes of the Code, certain Discount Notes may not be treated as having original issue discount within the meaning of the Code, and certain Funding Notes other than Discount Notes may be treated as issued with original issue discount for federal income tax purposes. The Funding Note is a "Discount Note" if its Issue Price is less than 100% of the principal amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date. A Discount Note may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance.

         Amortizing Note. If the Funding Note is specified on the face hereof as an "Amortizing Note," the Funding Note shall bear interest at the rate set forth on the face hereof, and payments of principal and interest shall be made as set forth on the face hereof and/or in accordance with SCHEDULE I attached hereto. Unless otherwise specified on the face hereof, interest on the Funding Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to an Amortizing Note will be applied first to interest due and payable on the Funding Note and then to the reduction of the unpaid principal amount of the Funding Note.

         Floating Rate Note. If the Funding Note is specified on the face hereof as a "Floating Rate Note," interest on the Funding Note shall accrue and be payable in accordance with this Section 3. A Floating Rate Note may be a CD Rate Note, CMT Rate Note, Commercial Paper Rate Note, Constant Maturity Swap Rate Note, Eleventh District Cost of Funds Rate Note, Federal Funds Open Rate Note, Federal Funds Rate Note, LIBOR Note, EURIBOR Note, Prime Rate Note or Treasury Rate Note. If the Funding Note is designated on the face hereof as a Floating Rate Note, the face hereof will specify whether the Funding Note is a Regular Floating Rate Note, Inverse Floating Rate Note or Floating Rate/Fixed Rate Note. For the period from the date of issue to, but not including, the first Interest Reset Date set forth on the face hereof, the interest rate hereon shall be the Initial Interest Rate specified on the face hereof. Thereafter, the interest rate hereon will be reset as of and be effective as of each Interest Reset Date.

(A) If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day; provided, however, that if the Funding Note is a LIBOR Note or a EURIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the Business Day immediately preceding such Interest Reset Date.

(B) Unless specified otherwise on the face hereof, Interest Reset Dates are as follows: (1) if the Funding Note resets daily, each Business Day; (2) if the Funding Note resets weekly, other than Treasury Rate Note, the Wednesday of each week; (3) if the Funding Note is a Treasury Rate Note that resets weekly, and except as provided below under "Treasury Rate Note," the Tuesday of each week; (4) if the Funding Note resets monthly, the third Wednesday of each month, unless the Eleventh District Cost of Funds Rate is the Interest Rate Basis (as defined below) applicable to the Funding Note, in which case the Funding Note will reset the first calendar day of the month; (5) if the Funding Note resets quarterly, the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued; (6) if the Funding Note resets semiannually, the third Wednesday of each of the two months specified on the face hereof; and (7) if the Funding Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date specified on the face hereof (the "Fixed Rate Commencement Date").

(C) Accrued interest is calculated by multiplying the principal amount of the Floating Rate Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Open Rate, the Federal Funds Rate, LIBOR, EURIBOR or the Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. In the case of a Floating Rate Note as to which the Constant Maturity Swap Rate is the Interest Rate Basis, the interest factor will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless
     (i) the last day of the interest period is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the interest period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)). The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified on the face hereof applied. The interest rate shall be set forth on the face hereof. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on that date. Unless otherwise specified on the face hereof, the interest rate that is effective on the applicable Interest Reset Date will be determined on the applicable Interest Determination Date and calculated on the applicable Funding Note Calculation Date (as defined below).

          "Funding Note Calculation Date" means the date by which the Funding Note Calculation Agent designated on the face hereof, is to calculate the interest rate which will be the earlier of (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

(D) Unless otherwise specified on the face hereof, all percentages resulting from any calculation on a Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on a Floating Rate Note will be rounded, in the case of United States dollars, to the nearest cent or, in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upwards).

(E) Unless otherwise specified on the face hereof, if the Funding Note is designated on the face hereof as a Floating Rate Note, if any Interest Payment Date (other than the Maturity Date for the Funding Note) would otherwise be a day that would not be a Business Day, such Interest Payment Date would be postponed to the next succeeding Business Day; provided, however, that if the Funding Note is a LIBOR Note or a EURIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. Unless otherwise specified on the face hereof, if the Funding Note is designated on the face hereof as a Floating Rate Note, if the Maturity Date of the Funding Note falls on a day this is not a Business Day, Global Funding will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

         Unless otherwise specified on the face hereof and except as provided below, interest will be payable as follows: (1) if the Interest Reset Date for the Funding Note is daily, weekly or monthly, interest will be payable on the third Wednesday of each month or on the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued, as specified on the face hereof, (2) if the Interest Reset Date for the Funding Note is quarterly, interest will be payable on the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued, (3) if the Interest Reset Date for the Funding Note is semiannually, interest will be payable on the third Wednesday of each of two months of each year specified on the face hereof, (4) if the Interest Reset Date for the Funding Note is annually, interest will be payable on the third Wednesday of the month of each year specified on the face hereof. In each of these cases, the Maturity Date will also be an Interest Payment Date.

         If specified on the face hereof, the Funding Note may have either or both of a Maximum Interest Rate or Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, if the Funding Note is designated on the face hereof as a Floating Rate Note, the interest rate on the Funding Note shall not exceed the maximum interest rate permitted by applicable law.

         All determinations of interest by the Funding Note Calculation Agent designated on the face hereof will, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of the Funding Note and neither the Funding Note Indenture Trustee nor the Funding Note Calculation Agent shall have any liability to the Holder of the Funding Note in respect of any determination, calculation, quote or rate made or provided by the Funding Note Calculation Agent. Upon request of the Holder of the Funding Note, the Funding Note Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date with respect to the Funding Note. If the Funding Note Calculation Agent is incapable or unwilling to act as such or if the Funding Note Calculation Agent fails duly to establish the interest rate for any interest accrual period or to calculate the interest amount or any other requirements, Global Funding will appoint a successor to act as such in its place. The Funding Note Calculation Agent may not resign its duties until a successor has been appointed and such successor has accepted its appointment.

         Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on the Funding Note on and after the first Interest Reset Date shall be the interest rate determined in accordance with the provisions of the heading below which has been designated as the Interest Rate Basis on the face hereof (the "Interest Rate Basis"), the base rate, plus or minus the Spread, if any, specified on the face hereof and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

(A) CD Rate Note. If the Interest Rate Basis is the CD Rate, the Funding Note shall be deemed to be a "CD Rate Note". A CD Rate Note will bear interest at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the CD Rate on each Interest Determination Date. The Interest Determination Date is the second Business Day preceding the related Interest Reset Date.

          "CD Rate" means: (1) the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of the particular Index Maturity as published in the H.15 Daily Update (as defined below) or other recognized electronic source used for the purpose of displaying the applicable rate under the heading "CDs (secondary market)"; or (3) if the rate referred to in clause (2) is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, then the CD Rate will be the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time on that Interest Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Agents or their affiliates) selected by the Funding Note Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time; or (4) if the dealers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular Interest Determination Date; provided that if no CD Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

          "H.15(519)"  means  the  weekly  statistical   release  designated  as
          H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

          "H.15 Daily  Update"  means   the   daily   update   of     H.15(519),
          available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.

(B) CMT Rate Note. If the Interest Basis is the CMT Rate, the Funding Note shall be deemed to be a "CMT Rate Note". A CMT Rate Note will bear interest at the interest rate calculated with reference to the CMT Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the CMT Rate on each applicable Interest Determination Date. The applicable Interest Determination Date is the second Business Day prior to the Interest Reset Date.

          "CMT Rate" means: (1) if CMT Moneyline Telerate Page 7051 is specified on the face hereof: (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service)
          ("Moneyline Telerate Page 7051"), for the particular Interest Determination Date; or (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities"; or (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Funding Note Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or
          (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a "Reference Dealer"), selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; provided that if no CMT Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate; or (2) if CMT Moneyline Telerate Page 7052 is specified on the face hereof: (a) the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities"; or (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or (e) if fewer than five but more than two of the prices referred to in clause
          (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or
          (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or (h) if fewer than three prices referred to in clause
          (f) are provided as requested, the CMT Rate in effect on that Interest Determination Date; provided that if no CMT Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

          If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

(C) Commercial Paper Rate Note. If the Interest Rate Basis is the Commercial Paper Rate, the Funding Note shall be deemed to be a "Commercial Paper Rate Note". A Commercial Paper Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Commercial Paper Rate on each applicable Interest Determination Date. The Interest Determination Date is the second Business Day preceding the related Interest Reset Date.

          "Commercial Paper Rate" means: (1) the Money Market Yield (calculated as described below) on the Interest Determination Date of the rate for commercial paper having the applicable Index Maturity as such rate is published in H.15(519) under the heading "Commercial Paper--Nonfinancial"; or (2) if the rate referred to in clause (1) is not published by 3:00 P.M., New York City time, on the Funding Note Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on the particular Interest Determination Date of the rate for commercial paper having the particular Index Maturity as published on H.15 Daily Update or such other recognized electronic source used for the purposes of displaying the applicable rate, under the caption "Commercial Paper--Nonfinancial"; or (3) if the rate referred to in clause (2) is not published by 3:00 P.M., New York City time, on the Funding Note Calculation Date, then the Commercial Paper Rate as calculated by the Funding Note Calculation Agent shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the Agents or their affiliates) selected by the Funding Note Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is "Aa" by Moody's or the equivalent from another nationally recognized statistical rating organization; or (4) if the dealers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (3), the
          Commercial Paper Rate in effect on the particular Interest Determination Date; provided that if no Commercial Paper Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.


          "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

              Money Market Yield =          D x 360            x 100
                                    ------------------------
                                         360 - (D x M)

          where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the applicable Interest Period.

(D) Constant Maturity Swap Rate Notes. If the Interest Basis is the Constant Maturity Swap Rate, the Notes shall be deemed to be "Constant Maturity Swap Rate Notes." Constant Maturity Swap Rate Notes will bear interest at the interest rate calculated with reference to the Constant Maturity Swap Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Constant Maturity Swap Rate on each applicable Interest Determination Date. The Interest Determination Date is the second U.S. Government Securities Business Day (as defined below) preceding the related Interest Reset Date; provided, however, that if, after attempting to determine the Constant Maturity Swap Rate (as described below), such rate is not determinable for a particular Interest Determination Date (the "Original Interest Determination Date"), then such Interest Determination Date shall be the first U.S. Government Securities Business Day preceding the Original Interest Determination Date for which the Constant Maturity Swap Rate can be determined as described below. Constant Maturity Swap Rate" means (1) the rate for U.S. Dollar swaps with the designated maturity specified on the face hereof, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of 11:00 A.M., New York City time, on the particular Interest Determination Date, or (2) if the rate referred to in clause (1) does not appear on the Reuters Screen ISDAFIX1 Page by 2:00 P.M., New York City time, on such Interest Determination Date, a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by the Reference Banks (as defined below) as of approximately 11:00 A.M., New York City time, on such Interest Determination Date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity specified in the face hereof commencing on the Interest Reset Date and in a Representative Amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified on the face hereof. The Funding Note Calculation Agent will request the principal New York City office of each of the Reference Banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest).


          "U.S. Government Securities Business Day" means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.


          "Representative Amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.


          "Reference Banks" mean five leading swap dealers in the New York City interbank market, selected by the Funding Note Calculation Agent, after consultation with Allstate Life.

(E) Eleventh District Cost of Funds Rate Note. If the Interest Basis is the Eleventh District Costs of Funds Rate, the Funding Note shall be deemed to be a "Eleventh District Cost of Funds Rate Note". An Eleventh District Cost of Funds Note will bear interest at the interest rate calculated with reference to the Eleventh District Cost of Funds Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Eleventh District Cost of Rate on each applicable Interest Determination Date. The applicable Interest Determination Date is the last working day of the month immediately preceding the related Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Eleventh District Index. The "Eleventh District Cost of Funds Rate" means
     (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the particular Interest Determination Date falls as set forth under the caption "11th District" on the display on Moneyline Telerate (or any successor service) on page 7058 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7058") as of 11:00 A.M., San Francisco time, on that Interest Determination Date, or (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 7058, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Index") by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding that Interest Determination Date, or (3) if the Federal Home Loan Bank of San Francisco fails to announce the Eleventh District Index on or prior to the particular Interest Determination Date for the calendar month immediately preceding that Interest Determination Date, the Eleventh District Cost of Funds Rate in effect on the particular Interest Determination Date; provided that if no Eleventh District Cost of Funds Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

(F) Federal Funds Open Rate Notes. If the Interest Basis is the Federal Funds Open Rate, the Notes shall be deemed to be "Federal Funds Open Rate Notes." Federal Funds Open Rate Notes will bear interest at the interest rate calculated with reference to the Federal Funds Open Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Federal Funds Open Rate on each applicable Interest Determination Date. The Interest Determination Date is the related Interest Reset Date. "Federal Funds Open Rate" means the rate set forth on Moneyline Telerate Page 5 for an Interest Reset Date underneath the caption "FEDERAL FUNDS" in the row titled "OPEN". If the rate is not available for an Interest Reset Date, the rate for that Interest Reset Date shall be the Federal Funds Rate as determined below.

(G) Federal Funds Rate Note. If the Interest Rate Basis is the Federal Funds Rate, the Funding Note shall be deemed to be a "Federal Funds Rate Note". A Federal Funds Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Federal Funds Rate on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Federal Funds Rate" means (1) the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"), or (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in
     H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates), selected by the Funding Note Calculation Agent prior to 9:00 A.M., New York City time, on that Interest Determination Date, or (4) if the brokers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular Interest Determination Date; provided that if no Federal Funds Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

(H) LIBOR Note. If the Interest Rate Basis is LIBOR (as defined below), the Funding Note shall be deemed to be a "LIBOR Note". A LIBOR Note will bear interest for each Interest Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any. On each applicable Interest Determination Date the Funding Note Calculation Agent will determine LIBOR. The applicable Interest Determination Date is the second London Banking Day preceding the related Interest Reset Date.


          LIBOR means: (1) if "LIBOR Moneyline Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date, or (2) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates, calculated by the Funding Note Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular Index Maturity, commencing on the related Interest Reset Date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date, or
          (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (1) or (2), as applicable, the rate calculated by the Funding Note Calculation Agent of at least two offered quotations obtained by the Funding Note Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the Agents), in the London interbank market to provide the Funding Note Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the Funding Note Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the Agents), in that Principal Financial Center selected by the Funding Note Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or (5) if the banks so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular Interest Determination Date; provided that if no LIBOR is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.


          "LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars.


          "LIBOR Page" means either: if "LIBOR Reuters" is specified on the face hereof as the method for calculating LIBOR, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.


          "London Banking Day" means a day on which commercial banks are open for business (including dealings in the LIBOR Currency) in London.

(I) EURIBOR Note. If the Interest Rate Basis is EURIBOR (as defined below), the Funding Note shall be deemed to be a "EURIBOR Note". A EURIBOR Note will bear interest at the rates (calculated with references to the European inter-bank offered rate for deposits in Euro, or "EURIBOR", and the Spread and/or Spread Multiplier, if any) specified on the face hereof.


          "EURIBOR" means, with respect to any Interest Determination Date relating to a EURIBOR Note or if the Funding Note bears interest at a floating rate for which the interest rate is determined with reference to EURIBOR (a "EURIBOR Interest Determination Date"), the rate for deposits in Euros as sponsored, calculated and published jointly by the European Banking Federation and ACI--The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, as the rate appears on Moneyline Telerate, Inc., or any successor service, on page 248 (or any other page as may replace that specified page on the service) ("Moneyline Telerate Page 248") as of 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date. If such rate does not appear on Moneyline Telerate Page 248, or is not so published by 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date, such rate will be calculated by the Funding Note Calculation Agent and will be the arithmetic mean of at least two quotations obtained by the Funding Note Calculation Agent after requesting the principal Euro-zone (as defined below) offices of four major banks in the Euro-zone interbank market to provide the Funding Note Calculation Agent with its offered quotation for deposits in Euros for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date and in a principal amount not less than the equivalent of $1 million in Euros that is representative for a single transaction in Euro in the market at that time. If fewer than two such quotations are so provided, the rate on the applicable EURIBOR Interest Determination Date will be calculated by the Funding Note Calculation Agent and will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date by four major banks in the Euro-zone for loans in Euro to leading European banks, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date and in a principal amount not less than the equivalent of $1 million in Euros that is representative for a single transaction in Euros in the market at that time. If the banks so selected by the Funding Note Calculation Agent are not quoting as mentioned above, EURIBOR will be EURIBOR in effect on the applicable EURIBOR Interest Determination Date; provided that if no EURIBOR is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.


          "Euro-zone" means the region comprised of member states of the European Union that have adopted the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union.


(J) Prime Rate Note. If the Interest Rate Basis is the Prime Rate, the Funding Note shall be deemed to be a "Prime Rate Note". A Prime Rate Note will bear interest for each Interest Reset Date calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any, subject to the Minimum Interest Rate and/or Maximum Interest Rate, if any, specified on the face hereof. The Funding Note Calculation Agent will determine the Prime Rate for each Interest Reset Date on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Prime Rate" means
     (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan", or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date, or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the Agents) in The City of New York selected by the Funding Note Calculation Agent, or (5) if the banks so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date; provided that if no Prime Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate. "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

(K) Treasury Rate Note. If the Interest Rate Basis is the Treasury Rate, the Funding Note shall be deemed to be a "Treasury Rate Note". A Treasury Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Treasury Rate on each Treasury Rate Determination Date (as defined below). "Treasury Rate" means (1) the rate from the auction held on the Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"), or (2) if the rate referred to in clause
     (1) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily
     Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury, or (4) if the rate referred to in clause
     (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Funding Note Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, or (7) if the dealers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date; provided that if no Treasury Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.


          "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

             Bond Equivalent Yield =             D x N                  x 100
                                         -----------------------
                                             360 - (D x M)

          where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Period.


          The "Treasury Rate Determination Date" for each Interest Reset Date means the day in the week in which the related Interest Reset Date falls on which day Treasury Bills are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday.

(L) Regular Floating Rate Note. Unless the Funding Note is designated as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, or as having an Addendum attached or having other/additional provisions apply, in each case relating to a different interest rate formula, the Funding Note that bears interest at floating rates will be a Regular Floating Rate Note and will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, as specified on the face hereof, the rate at which interest on a Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate.

(M) Floating Rate/Fixed Rate Note. If the Funding Note is designated as a "Floating Rate/Fixed Rate Note" on the face hereof, the Funding Note that bears interest at floating rates will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on a Floating Rate/Fixed Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate, as specified on the face hereof; and the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

(N) Inverse Floating Rate Note. If the Funding Note is designated as an "Inverse Floating Rate Note" on the face hereof, the Inverse Floating Rate shall be equal to the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on an Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on an Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate.

SECTION 4. Optional Redemption. If any Initial Redemption Date is specified on the face hereof, Global Funding may redeem the Funding Note prior to the Stated Maturity Date at its option on any Business Day on or after the Date Initial Redemption in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified on the face hereof at the applicable Redemption Price (as defined below) together with any unpaid interest accrued on the Funding Note, any Additional Amounts and other amounts payable with respect thereto, as of the Redemption Date. Unless otherwise specified in the Funding Note Indenture or on the face hereof, Global Funding shall give a notice of such redemption to the Holder of any portion of the Funding Note to be redeemed not more than 60 nor less than 30 days prior to the Redemption Date. "Redemption Price" means an amount equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount of the Funding Note to be redeemed. The Initial Redemption Percentage, if any, shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount the Funding Note to be redeemed.

SECTION 5. Sinking Funds and Amortizing Note. Unless otherwise specified on the face hereof or unless the Funding Note is an Amortizing Note, the Funding Note will not be subject to, or entitled to the benefit of, any sinking fund. If it is specified on the face hereof that the Funding Note is an Amortizing Note, Global Funding will make payments combining principal and interest on the dates and in the amounts set forth in the table appearing in SCHEDULE I, attached to this Funding Note Certificate. If the Funding Note is an Amortizing Note, payments made on the Funding Note will be applied first to interest due and payable on each such payment date and then to the reduction of the unpaid principal amount.

SECTION 6. Optional Repayment. If so specified on the face hereof, the Holder or Holders of the Funding Note may require Global Funding to repay the Funding Note on the Optional Repayment Date(s) specified on the face hereof, in whole or from time to time, in part, in increments of U.S.$1,000 or any other integral multiple of an authorized denomination specified on the face hereof (provided that any remaining principal amount of the Funding Note shall be at least U.S.$1,000 or any other integral multiple of an authorized denomination specified on the face hereof), at a repayment price equal to 100% of the unpaid principal amount of the Funding Note to be repaid, together with unpaid interest accrued thereon to the Repayment Date (as defined below) and any other amounts then due and owing. For the Funding Note or any portion thereof to be so repaid, the Funding Note Indenture Trustee must receive at its Corporate Trust Office not more than 60 nor less than 30 calendar days prior to the applicable Repayment Date, a properly completed Option to Elect Repayment form, which is attached hereto as Annex A, forwarded by the Holder or Holders of the Funding Note. Exercise of such repayment option shall be irrevocable. As used herein, the term "Repayment Date" shall mean the date fixed for repayment in accordance with the repayment provisions specified above.

SECTION 7. Tax Redemption. If (i) Global Funding is required at any time to pay Additional Amounts (as defined below) or if Global Funding is obligated to withhold or deduct any United States taxes with respect to any payment under the Funding Note, as set forth in the Funding Note Certificate, or if there is a material probability that Global Funding will become obligated to withhold or deduct any such United States taxes or otherwise pay Additional Amounts (in the opinion of independent legal counsel selected by the Funding Agreement Provider), in each case pursuant to any change in or amendment to any United States tax laws (or any regulations or rulings thereunder) or any change in position of the Internal Revenue Service regarding the application or interpretation thereof (including, but not limited to, the Funding Agreement Provider's or Global Funding's receipt of a written adjustment from the Internal Revenue Service in connection with an audit) (a "Tax Event"), and (ii) the Funding Agreement Provider, pursuant to the terms of the relevant Funding Agreement, has delivered to the Owner notice that the Funding Agreement Provider intends to terminate the relevant Funding Agreement pursuant to the terms of such Funding Agreement, then Global Funding will redeem the Funding Note on the Redemption Date at the Redemption Price together with any unpaid interest accrued thereon, any Additional Amounts and other amounts payable with respect thereto, as of the Redemption Date.

         Unless otherwise specified in the Funding Note Indenture or on the face hereof, Global Funding shall give a notice of such redemption to the Holder of the Funding Note to be redeemed not more than 75 days nor less than 30 days prior to the Redemption Date; provided, that no such notice of redemption may be given earlier than 90 days prior to the earliest day on which Global Funding would become obligated to pay the applicable Additional Amounts were a payment in respect of the Funding Note then due. Failure to give such notice to the Holder of any portion of the Funding Note designated for redemption in whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other portion of the Funding Note.



SECTION 8. Modifications and Amendments. The Funding Note Indenture contains provisions permitting Global Funding and the Funding Note Indenture Trustee (1) without the consent of any Holder, to execute Supplemental Funding Note Indentures for limited purposes and take other actions set forth in the Funding
Note Indenture, and (2) with the consent of the Holder or Holders of not less than 66 2/3% of the outstanding principal amount of the Funding Note, evidenced as provided in the Funding Note Indenture, to execute Supplemental Funding Note Indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Funding Note Indenture or any Supplemental Funding Note Indenture or modifying in any manner the rights of the Holder or Holders of the Funding Note subject to specified limitations.

SECTION 9. Obligations Unconditional. No reference herein to the Funding Note Indenture and no provision of the Funding Note or of the Funding Note Indenture shall alter or impair the obligation of Global Funding, which is absolute and unconditional, to pay the principal of, interest on, or any other amount due and owing with respect to, the Funding Note at the places, at the respective times, at the rate, and in the coin or currency, herein prescribed.

SECTION 10. Collateral. Pursuant to the Funding Note Indenture, Global Funding will grant a security interest in, pledge and collaterally assign the relevant Funding Agreement(s) issued by the Funding Agreement Provider in connection with the issuance of the Funding Note (each, a "Funding Agreement") to the Funding
Note Indenture Trustee. The Funding Note will be secured by the Security Interest in the Collateral in favor of the Funding Note Indenture Trustee for the benefit of each Holder of the Funding Note and each other person for whose benefit the Funding Note Indenture Trustee is or will be holding the Collateral (the "Secured Parties").

SECTION 11. Security; Limited Recourse. The Funding Note is solely the obligation of Global Funding, and will not be guaranteed by any person, including but not limited to the Funding Agreement Provider, any Allstate Life Global Funding Trust, any Agent, the Global Funding Trust Beneficial Owner, the Delaware Trustee, the Funding Note Indenture Trustee or any of their affiliates. Global Funding's obligations under the Funding Note will be secured by all of Global Funding's rights and title in one or more Funding Agreement(s) issued by the Funding Agreement Provider and other rights and assets included in the applicable Collateral. The Holder or Holders of the Funding Note have no direct contractual rights against the Funding Agreement Provider under the Funding Agreement(s). Under the terms of each Funding Agreement, recourse rights to the Funding Agreement Provider will belong to Global Funding, its successors and permitted assignees. Global Funding has pledged and collaterally assigned each Funding Agreement to the Funding Note Indenture Trustee and has granted the Security Interest in the Collateral to the Funding Note Indenture Trustee for the benefit of the Secured Parties. Recourse to the Funding Agreement Provider under each Funding Agreement will be enforceable only by the Funding Note Indenture Trustee on behalf of the Secured Parties.

SECTION 12. Events of Default. If one or more Events of Default, as defined in the Funding Note Indenture, shall have occurred and be continuing with respect to the Funding Note, then, and in every such event, unless the principal of the Funding Note shall have already become due and payable, the entire principal and premium (if any) of the Funding Note, any interest accrued thereon, and any Additional Amounts due and owing and any other amounts payable with respect thereto, may be declared to be, and upon any such declaration the same shall become immediately, due and payable; provided that, with respect to certain Events of Default, without any notice to Global Funding or any other act by the Funding Note Indenture Trustee or any Holder of the Funding Note, the entire principal and premium (if any) of the Funding Note, any interest accrued thereon, and any Additional Amounts due and owing, and any other amounts payable with respect thereto, shall become immediately due and payable without presentment, demand, protest or other notice of any kind. If the Funding Note is a Discount Note, the amount of principal of the Funding Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3 hereof.

SECTION 13. Withholding; Additional Amounts. All amounts due in respect of the Funding Note will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax payments on the Funding Note unless the withholding or deduction is required by law. Unless otherwise specified on the face hereof, Global Funding will not pay any Additional Amounts to the Holders of the Funding Note in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to any independent right or obligation to redeem or repay the Funding Note and shall not constitute an Event of Default.


SECTION 14. Listing. Unless otherwise specified on the face hereof, the Funding Note will not be listed on any securities exchange.

SECTION 15. No Recourse. Notwithstanding anything to the contrary contained in the Funding Note Indenture, or the Funding Note Certificate or Supplemental Funding Note Indenture, none of the Funding Agreement Provider, its officers, directors, affiliates, employees or agents, or any of the Delaware Trustee, the Funding Note Indenture Trustee or the Global Funding Trust Beneficial Owner, or any of their officers, directors, affiliates, employees or agents (the "Non-recourse Parties") will be personally liable for the payment of any principal, interest or any other sums at any time owing under the terms of the Funding Note. If any Event of Default shall occur with respect to the Funding Note, the right of the Holders of the Funding Note and the Funding Note Indenture Trustee on behalf of such Holders in connection with a claim on the Funding Note shall be limited solely to a proceeding against the Collateral. Neither the Holders nor the Funding Note Indenture Trustee on behalf of the Holders will have the right to proceed against the Non-recourse Parties to enforce the Funding Note (except that to the extent they exercise their rights, if any, to seize the relevant Funding Agreement, they may enforce the relevant Funding Agreement against the Funding Agreement Provider) or for any deficiency judgment remaining after foreclosure of any property included in the Collateral.

SECTION 16. Governing Law. Pursuant to Section 5-1401 of the General Obligations Law of the State of New York, the Funding Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                     B-A-A-1

                                     ANNEX A
                            OPTION TO ELECT REPAYMENT

         The undersigned Holder of the Funding Note hereby irrevocably elects to have Global Funding repay the principal amount of the Funding Note or portion hereof at the optional repayment price in accordance with the terms of the Funding Note.




       Date: __________________________                    ___________________________________________
                                                           Signature
                                                           Sign exactly as name appears on the front
                                                           of this Note Certificate [SIGNATURE GUARANTEED
                                                           - required only if Funding Note is to be
                                                           issued and delivered to other than the
                                                           registered Holder]

                                                           Fill in for registration of Funding Note if to be
                                                           issued otherwise than to the registered
       Principal amount to be repaid, if                   Holder:
       amount to be repaid is less than the
       principal amount of the Funding Note
       represented by this Note Certificate
       (principal amount remaining must be an
       authorized denomination)

       $ ------------------------
                                                           Name:    _____________________

                                                           Address: _____________________



                                                                    ---------------------
                                                                    (Please print name and address
                                                                     including zip code)




                   Social Security or Other Taxpayer ID Number

                                      B-I-1

                                   SCHEDULE I
                               AMORTIZATION TABLE

          Date                                         Payment
--------------------------------------------------------------------------------